--------------------------------------------------------------------------------



                         MORGAN STANLEY CAPITAL I INC.,
                                  as Depositor,

                                       and

                             AMRESCO SERVICES, L.P.,
                               as Master Servicer,

                                       and

                     BANC ONE MORTGAGE CAPITAL MARKETS LLC,
                              as Special Servicer,

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                   as Trustee,





                        --------------------------------

                            EXHIBITS AND SCHEDULES TO
                         POOLING AND SERVICING AGREEMENT

                            Dated as of April 1, 1999

                        --------------------------------



                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1999-FNV1


--------------------------------------------------------------------------------


                                           EXHIBITS

Exhibit A-1    Form of Class A-1 Certificate.........................................A-1
Exhibit A-2    Form of Class A-2 Certificate.........................................A-2
Exhibit A-3    Form of Class B Certificate...........................................A-3
Exhibit A-4    Form of Class C Certificate...........................................A-4
Exhibit A-5    Form of Class D Certificate...........................................A-5
Exhibit A-6    Form of Class E Certificate...........................................A-6
Exhibit A-7    Form of Class F Certificate...........................................A-7
Exhibit A-8    Form of Class G Certificate...........................................A-8
Exhibit A-9    Form of Class H Certificate...........................................A-9
Exhibit A-10   Form of Class J Certificate..........................................A-10
Exhibit A-11   Form of Class K Certificate..........................................A-11
Exhibit A-12   Form of Class L Certificate..........................................A-12
Exhibit A-13   Form of Class M Certificate..........................................A-13
Exhibit A-14   Form of Class N Certificate..........................................A-14
Exhibit A-15   Form of Class O Certificate..........................................A-15
Exhibit A-16   Form of Class R-I Certificate........................................A-16
Exhibit A-17   Form of Class R-II Certificate.......................................A-17
Exhibit A-18   Form of Class R-III Certificate......................................A-18
Exhibit A-19   Form of Class X Certificate..........................................A-19
Exhibit B-1    Form of Initial Certification of Trustee..............................B-1
Exhibit B-2    Form of Final Certification of Trustee................................B-2
Exhibit C      Form of Request for Release.............................................C
Exhibit D-1    Transfers of Definitive Privately Offered Certificates...............D1-1
Exhibit D-2A   Form I of Transferee Certificate For Transfers of Definitive
                  Privately Offered Certificates....................................D2-1
Annex 1        Qualified Institutional Buyer Status Under SEC Rule 144A.............D2-3
Annex 2        Qualified Institutional Buyer Status Under SEC Rule 144A.............D2-6
Exhibit D-2B   Form II of Transferee Certificate for Transfers of
                  Definitive Privately Offered Certificates.........................D2-8
Exhibit D-3A   Form I of Transferee Certificate for Transfers of Interests
                  in Book-Entry Privately Offered Certificates......................D3-1
Exhibit D-3B   Form II of Transferee Certificate for Transfers of Interests
                  in Book-Entry Privately Offered Certificates......................D3-3
Annex 1        Qualified Institutional Buyer Status Under SEC Rule 144A.............D3-5
Annex 2        Qualified Institutional Buyer Status Under SEC Rule 144A.............D3-8
Exhibit E      Form of Transferor Certificate for Transfers of REMIC
                  Residual Certificate.................................................E
Exhibit F      Form of Transfer Affidavit and Agreement for Transfers
                  of REMIC Residual Certificates.......................................F
Exhibit G-1    Form of Monthly Certificateholder Report..............................G-1
Exhibit G-2    Form of Specially Serviced Asset Report...............................G-2
Exhibit H-1    Comparative Financial Status Report...................................H-1
Exhibit H-2    Delinquent Loan Status Report.........................................H-2
Exhibit H-3    Historical Loan Modification Report...................................H-3
Exhibit H-4    Historical Loss Estimate Report.......................................H-4
Exhibit H-5    REO Status Report.....................................................H-5
Exhibit H-6    Watch List ...........................................................H-6
Exhibit H-7    Operating Statement Analysis..........................................H-7
Exhibit H-8    NOI Adjustment Worksheet .............................................H-8


Exhibit H-9    CSSA Reports .........................................................H-9
Exhibit H-10   CSSA Reports ........................................................H-10
Exhibit H-11   CSSA Reports ........................................................H-11

                                         SCHEDULES

Schedule I     FINOVA Loan Schedule....................................................I
Schedule II    Owner Trust Loan Schedule..............................................II


                                   EXHIBIT A-1

                         [FORM OF CLASS A-1 CERTIFICATE]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, ANY UNDERWRITER, THE TRUSTEE, THE MASTER SERVICER, THE SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

NOTWITHSTANDING THE ABOVE, IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST BE AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT").

THE PORTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THE CERTIFICATES EVIDENCED BY THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS, REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS CLASS A-1 CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CLASS A-1 CERTIFICATE WAS ISSUED ON APRIL __, 1999 AND IS NOT TREATED AS HAVING BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE OF THIS CERTIFICATE IS _____% OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE. THE YIELD TO MATURITY OF THIS CERTIFICATE FOR PURPOSES OF COMPUTING OID WOULD BE APPROXIMATELY _____% PER ANNUM, COMPOUNDED MONTHLY. THE METHOD USED TO CALCULATE THE YIELD TO MATURITY IS THE EXACT METHOD. THE ACTUAL YIELD TO MATURITY AND OID ON THIS CERTIFICATE MAY DIFFER FROM THE PROJECTED AMOUNTS. THE PREPAYMENT ASSUMPTION USED IN CALCULATING THE YIELD TO MATURITY IS 0% CPR AND THE PAYMENT OF THE BALLOON PAYMENT ON THE HYPERAMORTIZATION DATE IN THE CASE OF THE HYPERAMORTIZATION LOANS. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT THE ASSUMED RATE OR ANY OTHER RATE.

                                      A-1-1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.





















                                      A-1-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1999-FNV1


INITIAL PASS-THROUGH RATE:  6.12%       CERTIFICATE PRINCIPAL BALANCE OF THIS
                                        CLASS A-1 CERTIFICATE AS OF THE CLOSING
                                        DATE $101,000,000

DATE OF POOLING & SERVICING ,           MASTER SERVICER:  AMRESCO SERVICES, L.P.
AGREEMENT: AS OF APRIL 1 1999

CUT-OFF DATE: APRIL 1, 1999             INITIAL SPECIAL SERVICER:
                                        BANC ONE MORTGAGE CAPITAL MARKETS, LLC

CLOSING DATE: APRIL 21, 1999            TRUSTEE:  NORWEST BANK MINNESOTA,
                                        NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE: MAY 15, 1999

AGGREGATE CERTIFICATE PRINCIPAL         CUSIP NO.
BALANCE OF THE CLASS A-1
CERTIFICATE AS OF THE CLOSING DATE:     NO. 1
$101,000,000

                              CLASS A-1 CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT Cede & Co. is the registered owner of the interest evidenced by this Certificate in the Class A-1 Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Master Servicer and the Special Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account, the Distribution Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

         The Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Principal Balance of this Certificate specified on the face hereof by the aggregate initial Certificate Principal Balance of the Class A-1 Certificates. The Certificates are designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-FNV1 and are issued in nineteen Classes as specifically set forth in the Pooling and

                                     A-1-3

Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

         Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at a Pass-Through Rate calculated as specified in the Pooling and Servicing Agreement on the Certificate Principal Balance of this Certificate immediately prior to each Distribution Date. Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

         Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Certificateholders in the manner set forth in the Pooling and Servicing Agreement. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

                                     A-1-4

         All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Trustee by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Trustee with wiring instructions on or before the related Record Date, or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

         The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Certificate Principal Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

         Subject to the terms of the Pooling and Servicing Agreement, the Class A-1 and A-2 Certificates will initially be issued in denominations of $25,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The Class B Certificates will initially be issued in denominations of $50,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The remaining Certificates will initially be issued in denominations of $100,000 initial Certificate Principal Balance or Certificate Notional Amount, as applicable and in any whole dollar denomination in excess thereof. Each Class of Certificates other than the Residual Certificates will be represented by one or more Certificates registered in the name of Cede & Co., as nominee of the DTC. No Certificate Owner will be entitled to receive a Definitive Certificate representing such interest, except under the limited circumstances described in the Pooling and Servicing Agreement. The Residual Certificates will be issued in fully registered, certificated form in minimum percentage interests of 10% and in multiples of 10% in excess thereof.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient

                                     A-1-5
to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Master Servicer, the Special Servicer and the Certificate Registrar and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Master Servicer, the Special Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

         The obligations and responsibilities of the Trustee created hereby (other than the obligation of the Trustee to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earlier of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan held by the Trust and (B) the disposition of the last REO Property held by the Trust and (ii) the sale of all Mortgage Loans and any REO Properties held by the Trust in accordance with
Section 10.1(b) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof. The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R-I Certificates.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Pooling and Servicing Agreement.

         THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.



                                     A-1-6

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under this official seal.

                                       NORWEST BANK MINNESOTA, NATIONAL
                                       ASSOCIATION,
                                       as Trustee



                                       By:_____________________________________
                                           AUTHORIZED OFFICER


Dated:  April ___, 1999






                                     A-1-7

                          CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS A-1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.


                                         NORWEST BANK MINNESOTA, NATIONAL
                                         ASSOCIATION,
                                         as Authenticating Agent



                                         BY:___________________________________
                                            AUTHORIZED SIGNATORY















                                     A-1-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common               UNIF GIFT MIN ACT . . . .Custodian
TEN ENT - as tenants by the                                      (Cust)
          entireties                              Under Uniform Gifts to Minors
JT TEN -  as joint tenants with
          rights of survivorship
          and not as tenants in             Act.......................
          common                                        (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

__________________________________________


__________________________________________

                                              _________________________________

________________________________________________________________________________
             Please print or typewrite name and address of assignee

________________________________________________________________________________
the within Certificate and does hereby or irrevocably constitute and appoint

________________________________________________________________________________
to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_________________________________    _____________________________________
                                           NOTICE:  The signature to this
                                           assignment must correspond with the
                                           name as written upon the face of this
                                           Certificate in every particular
                                           without alteration or enlargement or
                                           any change whatever.


_______________________________________
SIGNATURE GUARANTEED The signature must
be guaranteed by a commercial bank or
trust company or by a member firm of
the New York Stock Exchange or another
national securities exchange. Notarized
or witnessed signatures are not acceptable.


                                     A-1-9

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________ for the account of _________________________________________ account number _____________________
or, if mailed by check, to __________________________. Statements should be mailed to ______________________. This information is provided by assignee named above, or ____________________________, as its agent.

























                                     A-1-10

                                   EXHIBIT A-2

                         [FORM OF CLASS A-2 CERTIFICATE]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, ANY UNDERWRITER, THE TRUSTEE, THE MASTER SERVICER, THE SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

NOTWITHSTANDING THE ABOVE, IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST BE AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT").

THE PORTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THE CERTIFICATES EVIDENCED BY THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS, REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS CLASS A-2 CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CLASS A-2 CERTIFICATE WAS ISSUED ON APRIL ___, 1999 AND IS NOT TREATED AS HAVING BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE OF THIS CERTIFICATE IS _____% OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE. THE YIELD TO MATURITY OF THIS CERTIFICATE FOR PURPOSES OF COMPUTING OID WOULD BE APPROXIMATELY _____% PER ANNUM, COMPOUNDED MONTHLY. THE METHOD USED TO CALCULATE THE YIELD TO MATURITY IS THE EXACT METHOD. THE ACTUAL YIELD TO MATURITY AND OID ON THIS CERTIFICATE MAY DIFFER FROM THE PROJECTED AMOUNTS. THE PREPAYMENT ASSUMPTION USED IN CALCULATING THE YIELD TO MATURITY IS 0% CPR AND THE PAYMENT OF THE BALLOON PAYMENT ON THE HYPERAMORTIZATION DATE IN THE CASE OF THE HYPERAMORTIZATION LOANS. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT THE ASSUMED RATE OR ANY OTHER RATE.

                                     A-2-1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.























                                     A-2-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1999-FNV1


INITIAL PASS-THROUGH RATE: 6.53%       CERTIFICATE PRINCIPAL BALANCE OF THIS
                                       CLASS A-2 CERTIFICATE AS OF THE CLOSING
                                       DATE $339,885,000

DATE OF POOLING & SERVICING            MASTER SERVICER:  AMRESCO SERVICES, L.P.
AGREEMENT: AS OF APRIL 1, 1999


CUT-OFF DATE: APRIL 1, 1999           INITIAL SPECIAL SERVICER: BANC ONE
                                      MORTGAGE CAPITAL MARKETS, LLC

CLOSING DATE: APRIL 21, 1999          TRUSTEE:  NORWEST BANK MINNESOTA, NATIONAL
                                      ASSOCIATION

FIRST DISTRIBUTION DATE:
MAY 15, 1999

AGGREGATE CERTIFICATE PRINCIPAL       CUSIP NO.
BALANCE OF THE CLASS A-2
CERTIFICATE AS OF THE CLOSING DATE:   NO. 1
$339,885,000

                              CLASS A-2 CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT Cede & Co. is the registered owner of the interest evidenced by this Certificate in the Class A-2 Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Master Servicer and the Special Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account, the Distribution Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

         The Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Principal Balance of this Certificate specified on the face hereof by the aggregate initial Certificate Principal Balance of the Class A-2 Certificates. The Certificates are designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-FNV1 and are issued in nineteen Classes as specifically set forth in the Pooling and

                                     A-2-3

Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

         Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at a Pass-Through Rate calculated as specified in the Pooling and Servicing Agreement on the Certificate Principal Balance of this Certificate immediately prior to each Distribution Date. Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

         Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Certificateholders in the manner set forth in the Pooling and Servicing Agreement. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

                                     A-2-4

         All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Trustee by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Trustee with wiring instructions on or before the related Record Date, or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

         The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Certificate Principal Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

         Subject to the terms of the Pooling and Servicing Agreement, the Class A-1 and A-2 Certificates will initially be issued in denominations of $25,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The Class B Certificates will initially be issued in denominations of $50,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The remaining Certificates will initially be issued in denominations of $100,000 initial Certificate Principal Balance or Certificate Notional Amount, as applicable and in any whole dollar denomination in excess thereof. Each Class of Certificates other than the Residual Certificates will be represented by one or more Certificates registered in the name of Cede & Co., as nominee of the DTC. No Certificate Owner will be entitled to receive a Definitive Certificate representing such interest, except under the limited circumstances described in the Pooling and Servicing Agreement. The Residual Certificates will be issued in fully registered, certificated form in minimum percentage interests of 10% and in multiples of 10% in excess thereof.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient


                                     A-2-5
to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Master Servicer, the Special Servicer and the Certificate Registrar and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Master Servicer, the Special Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

         The obligations and responsibilities of the Trustee created hereby (other than the obligation of the Trustee to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earlier of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan held by the Trust and (B) the disposition of the last REO Property held by the Trust and (ii) the sale of all Mortgage Loans and any REO Properties held by the Trust in accordance with
Section 10.1(b) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof. The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R-I Certificates.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Pooling and Servicing Agreement.

         THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.







                                     A-2-6

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under this official seal.

                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Trustee



                                          By:___________________________________
                                             AUTHORIZED OFFICER



Dated:  April ___, 1999





                                     A-2-7

                          CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS A-2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Authenticating Agent



                                          BY:__________________________________
                                             AUTHORIZED SIGNATORY




                                     A-2-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common              UNIF GIFT MIN ACT . . . .Custodian
TEN ENT - as tenants by the                                      (Cust)
          entireties                              Under Uniform Gifts to Minors
JT TEN -  as joint tenants with
          rights of survivorship
          and not as tenants in            Act.......................
          common                                       (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________


_____________________________________
                                           ____________________________________

_______________________________________________________________________________
         Please print or typewrite name and address of assignee

_______________________________________________________________________________
the within Certificate and does hereby or irrevocably constitute and appoint

_______________________________________________________________________________
to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:________________________________    _____________________________________
                                          NOTICE: The signature to this
                                          assignment must correspond with the
                                          name as written upon the face of this
                                          Certificate in every particular
                                          without alteration or enlargement or
                                          any change whatever.

______________________________________
SIGNATURE GUARANTEED The signature must
be guaranteed by a commercial bank or
trust company or by a member firm of
the New York Stock Exchange or another
national securities exchange. Notarized
or witnessed signatures are not acceptable.



                                     A-2-9

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________ for the account of _________________________________________ account number _____________________
or, if mailed by check, to __________________________. Statements should be mailed to ______________________. This information is provided by assignee named above, or ____________________________, as its agent.























                                     A-2-10

                                   EXHIBIT A-3

                          [FORM OF CLASS B CERTIFICATE]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, ANY UNDERWRITER, THE TRUSTEE, THE MASTER SERVICER, THE SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT FOR AN INSURANCE COMPANY INVESTING SOLELY ASSETS OF ITS GENERAL ACCOUNT, WHICH SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT THE PURCHASE AND OWNERSHIP OF THIS CERTIFICATE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE.

THIS CLASS B CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THE CERTIFICATES EVIDENCED BY THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS, REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS CLASS B CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CLASS B CERTIFICATE WAS ISSUED ON APRIL __, 1999 AND IS NOT TREATED AS HAVING BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE OF THIS CERTIFICATE IS _______% OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE.



                                     A-3-1

THE YIELD TO MATURITY OF THIS CERTIFICATE FOR PURPOSES OF COMPUTING OID WOULD BE APPROXIMATELY _______% PER ANNUM, COMPOUNDED MONTHLY. THE METHOD USED TO CALCULATE THE YIELD TO MATURITY IS THE EXACT METHOD. THE ACTUAL YIELD TO MATURITY AND OID ON THIS CERTIFICATE MAY DIFFER FROM THE PROJECTED AMOUNTS. THE PREPAYMENT ASSUMPTION USED IN CALCULATING THE YIELD TO MATURITY IS 0% CPR AND THE PAYMENT OF THE BALLOON PAYMENT ON THE HYPERAMORTIZATION DATE IN THE CASE OF THE HYPERAMORTIZATION LOANS. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT THE ASSUMED RATE OR ANY OTHER RATE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.





                                     A-3-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1999-FNV1


INITIAL PASS-THROUGH RATE:  6.66%      CERTIFICATE PRINCIPAL BALANCE OF THIS
                                       CLASS B CERTIFICATE AS OF THE CLOSING
                                       DATE $33,185,000

DATE OF POOLING & SERVICING            MASTER SERVICER:  AMRESCO SERVICES, L.P.
AGREEMENT:  AS OF APRIL 1, 1999


CUT-OFF DATE:  APRIL 1, 1999           INITIAL SPECIAL SERVICER: BANC ONE
                                       MORTGAGE CAPITAL MARKETS, LLC

CLOSING DATE: APRIL 21, 1999           TRUSTEE: NORWEST BANK MINNESOTA, NATIONAL
                                       ASSOCIATION

FIRST DISTRIBUTION DATE:
MAY 15, 1999

AGGREGATE CERTIFICATE PRINCIPAL        CUSIP NO.
BALANCE OF THE CLASS B
CERTIFICATE AS OF THE CLOSING DATE:    NO. 1
$33,185,000


                               CLASS B CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT Cede & Co. is the registered owner of the interest evidenced by this Certificate in the Class B Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Master Servicer and the Special Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account, the Distribution Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

         The Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Principal Balance of this Certificate specified on the face hereof by the aggregate initial Certificate Principal Balance of the Class B Certificates. The Certificates are designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-FNV1 and are issued in nineteen Classes as specifically set forth in the Pooling and

                                     A-3-3

Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

         Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at a Pass-Through Rate calculated as specified in the Pooling and Servicing Agreement on the Certificate Principal Balance of this Certificate immediately prior to each Distribution Date. Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

         Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Certificateholders in the manner set forth in the Pooling and Servicing Agreement. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.


                                     A-3-4

         All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Trustee by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Trustee with wiring instructions on or before the related Record Date, or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

         The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Certificate Principal Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

         Subject to the terms of the Pooling and Servicing Agreement, the Class A-1 and A-2 Certificates will initially be issued in denominations of $25,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The Class B Certificates will initially be issued in denominations of $50,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The remaining Certificates will initially be issued in denominations of $100,000 initial Certificate Principal Balance or Certificate Notional Amount, as applicable and in any whole dollar denomination in excess thereof. Each Class of Certificates other than the Residual Certificates will be represented by one or more Certificates registered in the name of Cede & Co., as nominee of the DTC. No Certificate Owner will be entitled to receive a Definitive Certificate representing such interest, except under the limited circumstances described in the Pooling and Servicing Agreement. The Residual Certificates will be issued in fully registered, certificated form in minimum percentage interests of 10% and in multiples of 10% in excess thereof.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Trustee may require payment of a sum sufficient to cover any



                                     A-3-5
tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Master Servicer, the Special Servicer and the Certificate Registrar and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Master Servicer, the Special Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

         The obligations and responsibilities of the Trustee created hereby (other than the obligation of the Trustee to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earlier of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan held by the Trust and (B) the disposition of the last REO Property held by the Trust and (ii) the sale of all Mortgage Loans and any REO Properties held by the Trust in accordance with
Section 10.1(b) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof. The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R-I Certificates.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Pooling and Servicing Agreement.

         THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                                      A-3-6

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under this official seal.

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION,
                                        as Trustee



                                        By:____________________________________
                                           AUTHORIZED OFFICER
Dated:  April __, 1999










                                      A-3-7

                                  CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS B CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Authenticating Agent



                                          BY:__________________________________
                                             AUTHORIZED SIGNATORY











                                      A-3-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenant in common               UNIF GIFT MIN ACT . . . .Custodian
TEN ENT - as tenants by the                                     (Cust)
          entireties                               Under Uniform Gifts to Minors
JT TEN -  as joint tenants with
          rights of survivorship
          and not as tenants in             Act..................
          common                                        (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________


_______________________________________
                                         _______________________________________

________________________________________________________________________________
             Please print or typewrite name and address of assignee

________________________________________________________________________________
the within Certificate and does hereby or irrevocably constitute and appoint

________________________________________________________________________________
to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:________________________________   _______________________________________
                                         NOTICE:  The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         Certificate in every particular without
                                         alteration or enlargement or any change
                                         whatever.

_____________________________________
SIGNATURE GUARANTEED The signature must
be guaranteed by a commercial bank or
trust company or by a member firm of
the New York Stock Exchange or another
national securities exchange. Notarized
or witnessed signatures are not acceptable.


                                     A-3-9

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________ for the account of _________________________________________ account number _____________________
or, if mailed by check, to __________________________. Statements should be mailed to ______________________. This information is provided by assignee named above, or ____________________________, as its agent.



















                                     A-3-10

                                   EXHIBIT A-4

                          [FORM OF CLASS C CERTIFICATE]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, ANY UNDERWRITER, THE TRUSTEE, THE MASTER SERVICER, THE SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT FOR AN INSURANCE COMPANY INVESTING SOLELY ASSETS OF ITS GENERAL ACCOUNT, WHICH SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT THE PURCHASE AND OWNERSHIP OF THIS CERTIFICATE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE.

THIS CLASS C CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THE CERTIFICATES EVIDENCED BY THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS, REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS CLASS C CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CLASS C CERTIFICATE WAS ISSUED ON APRIL __, 1999 AND IS NOT TREATED AS HAVING BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE OF THIS CERTIFICATE IS ______% OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE.

                                     A-4-1

THE YIELD TO MATURITY OF THIS CERTIFICATE FOR PURPOSES OF COMPUTING OID WOULD BE APPROXIMATELY ______% PER ANNUM, COMPOUNDED MONTHLY. THE METHOD USED TO CALCULATE THE YIELD TO MATURITY IS THE EXACT METHOD. THE ACTUAL YIELD TO MATURITY AND OID ON THIS CERTIFICATE MAY DIFFER FROM THE PROJECTED AMOUNTS. THE PREPAYMENT ASSUMPTION USED IN CALCULATING THE YIELD TO MATURITY IS 0% CPR AND THE PAYMENT OF THE BALLOON PAYMENT ON THE HYPERAMORTIZATION DATE IN THE CASE OF THE HYPERAMORTIZATION LOANS. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT THE ASSUMED RATE OR ANY OTHER RATE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.











                                     A-4-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1999-FNV1


INITIAL PASS-THROUGH RATE: 6.80%       CERTIFICATE PRINCIPAL BALANCE OF THIS
                                       CLASS C CERTIFICATE AS OF THE CLOSING
                                       DATE $26,864,000

DATE OF POOLING & SERVICING
AGREEMENT:  AS OF APRIL 1, 1999        MASTER SERVICER:  AMRESCO SERVICES, L.P.


CUT-OFF DATE:  APRIL 1, 1999           INITIAL SPECIAL SERVICER: BANC ONE
                                       MORTGAGE CAPITAL MARKETS LLC

CLOSING DATE: APRIL 21, 1999           TRUSTEE:  NORWEST BANK MINNESOTA,
                                       NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE:
MAY 15, 1999

AGGREGATE CERTIFICATE PRINCIPAL        CUSIP NO.
BALANCE OF THE CLASS C
CERTIFICATE AS OF THE CLOSING DATE:    NO. 1
26,864,000


                               CLASS C CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT Cede & Co. is the registered owner of the interest evidenced by this Certificate in the Class C Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Master Servicer and the Special Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account, the Distribution Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

         The Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Principal Balance of this Certificate specified on the face hereof by the aggregate initial Certificate Principal Balance of the Class C Certificates. The Certificates are designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-FNV1 and are issued in nineteen Classes as specifically set forth in the Pooling and


                                     A-4-3

Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

         Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at a Pass-Through Rate calculated as specified in the Pooling and Servicing Agreement on the Certificate Principal Balance of this Certificate immediately prior to each Distribution Date. Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

         Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Certificateholders in the manner set forth in the Pooling and Servicing Agreement. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.


                                     A-4-4

         All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Trustee by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Trustee with wiring instructions on or before the related Record Date, or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

         The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Certificate Principal Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

         Subject to the terms of the Pooling and Servicing Agreement, the Class A-1 and A-2 Certificates will initially be issued in denominations of $25,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The Class B Certificates will initially be issued in denominations of $50,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The remaining Certificates will initially be issued in denominations of $100,000 initial Certificate Principal Balance or Certificate Notional Amount, as applicable and in any whole dollar denomination in excess thereof. Each Class of Certificates other than the Residual Certificates will be represented by one or more Certificates registered in the name of Cede & Co., as nominee of the DTC. No Certificate Owner will be entitled to receive a Definitive Certificate representing such interest, except under the limited circumstances described in the Pooling and Servicing Agreement. The Residual Certificates will be issued in fully registered, certificated form in minimum percentage interests of 10% and in multiples of 10% in excess thereof.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Trustee may require payment of a sum sufficient to cover any

                                     A-4-5
tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Master Servicer, the Special Servicer and the Certificate Registrar and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Master Servicer, the Special Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

         The obligations and responsibilities of the Trustee created hereby (other than the obligation of the Trustee to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earlier of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan held by the Trust and (B) the disposition of the last REO Property held by the Trust and (ii) the sale of all Mortgage Loans and any REO Properties held by the Trust in accordance with
Section 10.1(b) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof. The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R-I Certificates.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Pooling and Servicing Agreement.

         THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.









                                     A-4-6

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under this official seal.

                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Trustee



                                          By:___________________________________
                                             AUTHORIZED OFFICER


Dated:  April __, 1999









                                     A-4-7

                          CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS C CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.


                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Authenticating Agent



                                          BY:___________________________________
                                             AUTHORIZED SIGNATORY














                                     A-4-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common              UNIF GIFT MIN ACT . . . .Custodian
TEN ENT - as tenants by the                                      (Cust)
          entireties                              Under Uniform Gifts to Minors
JT TEN -  as joint tenants with
          rights of survivorship
          and not as tenants in           Act.................
          common                                      (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


______________________________________
                                          ______________________________________

________________________________________________________________________________
         Please print or typewrite name and address of assignee

________________________________________________________________________________
the within Certificate and does hereby or irrevocably constitute and appoint

________________________________________________________________________________
to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:________________________________   _______________________________________
                                         NOTICE:  The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         Certificate in every particular without
                                         alteration or enlargement or any
                                         change whatever.

______________________________________
SIGNATURE GUARANTEED The signature must
be guaranteed by a commercial bank or
trust company or by a member firm of
the New York Stock Exchange or another
national securities exchange. Notarized
 or witnessed signatures are not acceptable.



                                     A-4-9

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________ for the account of _________________________________________ account number _____________________
or, if mailed by check, to __________________________. Statements should be mailed to ______________________. This information is provided by assignee named above, or ____________________________, as its agent.













                                     A-4-10

                                   EXHIBIT A-5

                          [FORM OF CLASS D CERTIFICATE]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, ANY UNDERWRITER, THE TRUSTEE, THE MASTER SERVICER, THE SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT FOR AN INSURANCE COMPANY INVESTING SOLELY ASSETS OF ITS GENERAL ACCOUNT, WHICH SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT THE PURCHASE AND OWNERSHIP OF THIS CERTIFICATE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE.

THIS CLASS D CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THE CERTIFICATES EVIDENCED BY THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS, REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS CLASS D CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CLASS D CERTIFICATE WAS ISSUED ON APRIL __, 1999 AND IS TREATED AS HAVING BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE OF THIS CERTIFICATE IS ______% OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE. ASSUMING THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS BASED ON CERTAIN ASSUMPTIONS USED IN PRICING THE CERTIFICATES AND THAT NONE OF THE STATED INTEREST IS TREATED AS "QUALIFIED STATED INTEREST", THE


                                     A-5-1

FOLLOWING INFORMATION WOULD BE APPLICABLE: (I) THE AMOUNT OF OID AS A PERCENTAGE OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE WOULD BE APPROXIMATELY ________%, (II) THE YIELD TO MATURITY OF THIS CERTIFICATE FOR PURPOSES OF COMPUTING OID WOULD BE APPROXIMATELY _______% PER ANNUM, COMPOUNDED MONTHLY, AND
(III) THE TOTAL AMOUNT OF OID ALLOCABLE TO THE INITIAL ACCRUAL PERIOD (APRIL __, 1999 TO MAY 15, 1999) FOR PURPOSES OF COMPUTING OID ON THIS CERTIFICATE AS A PERCENTAGE OF THE ORIGINAL AMOUNT OF THIS CERTIFICATE WOULD BE APPROXIMATELY _______%. THE METHOD USED TO CALCULATE THE YIELD TO MATURITY AND THE AMOUNT OF OID ALLOCABLE TO THE INITIAL ACCRUAL PERIOD IS THE EXACT METHOD. THE ACTUAL YIELD TO MATURITY AND OID ON THIS CERTIFICATE MAY DIFFER FROM THE PROJECTED AMOUNTS. THE PREPAYMENT ASSUMPTION USED IN CALCULATING THE YIELD TO MATURITY IS 0% CPR AND THE PAYMENT OF THE BALLOON PAYMENT ON THE HYPERAMORTIZATION DATE IN THE CASE OF THE HYPERAMORTIZATION LOANS. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT THE ASSUMED RATE OR ANY OTHER RATE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.














                                     A-5-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1999-FNV1


INITIAL PASS-THROUGH RATE:  7.03%      CERTIFICATE PRINCIPAL BALANCE OF THIS
                                       CLASS D CERTIFICATE AS OF THE CLOSING
                                       DATE $12,642,000

DATE OF POOLING & SERVICING
AGREEMENT:  AS OF APRIL 1, 1999        MASTER SERVICER:  AMRESCO SERVICES L.P.


CUT-OFF DATE:  APRIL 1, 1999           INITIAL SPECIAL SERVICER:  BANC ONE
                                       MORTGAGE CAPITAL MARKETS, LLC

CLOSING DATE: APRIL 21, 1999           TRUSTEE:  NORWEST BANK MINNESOTA,
                                       NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE:
MAY 15, 1999

AGGREGATE CERTIFICATE PRINCIPAL        CUSIP NO.
BALANCE OF THE CLASS D
CERTIFICATE AS OF THE CLOSING DATE:    NO. 1
$12,642,000


                               CLASS D CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT Cede & Co. is the registered owner of the interest evidenced by this Certificate in the Class D Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Master Servicer and the Special Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account, the Distribution Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

         The Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Principal Balance of this Certificate specified on the face hereof by the aggregate initial Certificate Principal Balance of the Class D Certificates. The Certificates are designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-FNV1 and are issued in nineteen Classes as specifically set forth in the Pooling and

                                     A-5-3

Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

         Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at a Pass-Through Rate calculated as specified in the Pooling and Servicing Agreement on the Certificate Principal Balance of this Certificate immediately prior to each Distribution Date. Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

         Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Certificateholders in the manner set forth in the Pooling and Servicing Agreement. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.


                                     A-5-4

         All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Trustee by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Trustee with wiring instructions on or before the related Record Date, or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

         The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Certificate Principal Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

         Subject to the terms of the Pooling and Servicing Agreement, the Class A-1 and A-2 Certificates will initially be issued in denominations of $25,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The Class B Certificates will initially be issued in denominations of $50,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The remaining Certificates will initially be issued in denominations of $100,000 initial Certificate Principal Balance or Certificate Notional Amount, as applicable and in any whole dollar denomination in excess thereof. Each Class of Certificates other than the Residual Certificates will be represented by one or more Certificates registered in the name of Cede & Co., as nominee of the DTC. No Certificate Owner will be entitled to receive a Definitive Certificate representing such interest, except under the limited circumstances described in the Pooling and Servicing Agreement. The Residual Certificates will be issued in fully registered, certificated form in minimum percentage interests of 10% and in multiples of 10% in excess thereof.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Trustee may require payment of a sum sufficient to cover any


                                     A-5-5
tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Master Servicer, the Special Servicer and the Certificate Registrar and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Master Servicer, the Special Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

         The obligations and responsibilities of the Trustee created hereby (other than the obligation of the Trustee to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earlier of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan held by the Trust and (B) the disposition of the last REO Property held by the Trust and (ii) the sale of all Mortgage Loans and any REO Properties held by the Trust in accordance with
Section 10.1(b) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof. The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R-I Certificates.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Pooling and Servicing Agreement.

         THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.



                                     A-5-6

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under this official seal.

                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Trustee



                                          By:__________________________________
                                             AUTHORIZED OFFICER

Dated:  April __, 1999











                                     A-5-7

                          CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS D CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.


                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Authenticating Agent



                                          BY:___________________________________
                                             AUTHORIZED SIGNATORY


                                     A-5-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common             UNIF GIFT MIN ACT . . . .Custodian
TEN ENT - as tenants by the                                    (Cust)
          entireties                             Under Uniform Gifts to Minors
JT TEN -  as joint tenants with
          rights of survivorship
          and not as tenants in           Act..................
          common                                      (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


______________________________________
                                          ______________________________________

________________________________________________________________________________
             Please print or typewrite name and address of assignee

________________________________________________________________________________
the within Certificate and does hereby or irrevocably constitute and appoint

________________________________________________________________________________
to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:________________________________   _______________________________________
                                         NOTICE:  The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         Certificate in every particular without
                                         alteration or enlargement or any change
                                         whatever.

______________________________________
SIGNATURE GUARANTEED The signature must
be guaranteed by a commercial bank or
trust company or by a member firm of
the New York Stock Exchange or another
national securities exchange. Notarized
or witnessed signatures are not acceptable.


                                     A-5-9

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________ for the account of _________________________________________ account number _____________________
or, if mailed by check, to __________________________. Statements should be mailed to ______________________. This information is provided by assignee named above, or ____________________________, as its agent.















                                     A-5-10

                                   EXHIBIT A-6

                          [FORM OF CLASS E CERTIFICATE]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, ANY UNDERWRITER, THE TRUSTEE, THE MASTER SERVICER, THE SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT FOR AN INSURANCE COMPANY INVESTING SOLELY ASSETS OF ITS GENERAL ACCOUNT, WHICH SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT THE PURCHASE AND OWNERSHIP OF THIS CERTIFICATE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE.

THIS CLASS E CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THE CERTIFICATES EVIDENCED BY THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS, REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS CLASS E CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CLASS E CERTIFICATE WAS ISSUED ON APRIL __, 1999 AND IS TREATED AS HAVING BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE OF THIS CERTIFICATE IS ______% OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE. ASSUMING THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS BASED ON CERTAIN ASSUMPTIONS USED IN PRICING THE CERTIFICATES AND THAT NONE OF THE STATED INTEREST IS TREATED AS "QUALIFIED STATED INTEREST" THE


                                      A-6-1

FOLLOWING INFORMATION WOULD BE APPLICABLE: (I)
THE AMOUNT OF OID AS A PERCENTAGE OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE WOULD BE APPROXIMATELY ______%, (II) THE YIELD TO MATURITY OF THIS CERTIFICATE FOR PURPOSES OF COMPUTING OID WOULD BE APPROXIMATELY ______% PER ANNUM, COMPOUNDED MONTHLY, AND (III) THE TOTAL AMOUNT OF OID ALLOCABLE TO THE INITIAL ACCRUAL PERIOD (APRIL __, 1999 TO MAY 15, 1999) FOR PURPOSES OF COMPUTING OID ON THIS CERTIFICATE AS A PERCENTAGE OF THE ORIGINAL AMOUNT OF THIS CERTIFICATE WOULD BE APPROXIMATELY ______%. THE METHOD USED TO CALCULATE THE YIELD TO MATURITY AND THE AMOUNT OF OID ALLOCABLE TO THE INITIAL ACCRUAL PERIOD IS THE EXACT METHOD. THE ACTUAL YIELD TO MATURITY AND OID ON THIS CERTIFICATE MAY DIFFER FROM THE PROJECTED AMOUNTS. THE PREPAYMENT ASSUMPTION USED IN CALCULATING THE YIELD TO MATURITY IS 0% CPR AND THE PAYMENT OF THE BALLOON PAYMENT ON THE HYPERAMORTIZATION DATE IN THE CASE OF THE HYPERAMORTIZATION LOANS. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT THE ASSUMED RATE OR ANY OTHER RATE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.






                                     A-6-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1999-FNV1


INITIAL PASS-THROUGH RATE:  7.46%         CERTIFICATE PRINCIPAL BALANCE OF THIS
                                          CLASS E CERTIFICATE AS OF THE CLOSING
                                          DATE $30,025,000

DATE OF POOLING & SERVICING               MASTER SERVICER:  AMRESCO SERVICES,
AGREEMENT:  AS OF APRIL 1,1999            L.P.

CUT-OFF DATE:  APRIL 1, 1999              INITIAL SPECIAL SERVICER:  BANC ONE
                                          MORTGAGE CAPITAL MARKETS, LLC

CLOSING DATE:  APRIL 21, 1999             TRUSTEE:  NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE:
MAY 15, 1999

AGGREGATE CERTIFICATE PRINCIPAL           CUSIP NO.
BALANCE OF THE CLASS E                    NO. 1
CERTIFICATE AS OF THE CLOSING DATE:
$30,025,000

                               CLASS E CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT Cede & Co. is the registered owner of the interest evidenced by this Certificate in the Class E Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Master Servicer and the Special Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account, the Distribution Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

         The Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Principal Balance of this Certificate specified on the face hereof by the aggregate initial Certificate Principal Balance of the Class E Certificates. The Certificates are designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-FNV1 and are issued in nineteen Classes as specifically set forth in the Pooling and Servicing

                                     A-6-3

Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

         Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at a Pass-Through Rate calculated as specified in the Pooling and Servicing Agreement on the Certificate Principal Balance of this Certificate immediately prior to each Distribution Date. Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

         Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Certificateholders in the manner set forth in the Pooling and Servicing Agreement. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

                                     A-6-4

         All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Trustee by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Trustee with wiring instructions on or before the related Record Date, or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

         The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Certificate Principal Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

         Subject to the terms of the Pooling and Servicing Agreement, the Class A-1 and A-2 Certificates will initially be issued in denominations of $25,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The Class B Certificates will initially be issued in denominations of $50,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The remaining Certificates will initially be issued in denominations of $100,000 initial Certificate Principal Balance or Certificate Notional Amount, as applicable and in any whole dollar denomination in excess thereof. Each Class of Certificates other than the Residual Certificates will be represented by one or more Certificates registered in the name of Cede & Co., as nominee of the DTC. No Certificate Owner will be entitled to receive a Definitive Certificate representing such interest, except under the limited circumstances described in the Pooling and Servicing Agreement. The Residual Certificates will be issued in fully registered, certificated form in minimum percentage interests of 10% and in multiples of 10% in excess thereof.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Trustee may require payment of a sum sufficient to cover any


                                     A-6-5
tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Master Servicer, the Special Servicer and the Certificate Registrar and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Master Servicer, the Special Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

         The obligations and responsibilities of the Trustee created hereby (other than the obligation of the Trustee to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earlier of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan held by the Trust and (B) the disposition of the last REO Property held by the Trust and (ii) the sale of all Mortgage Loans and any REO Properties held by the Trust in accordance with
Section 10.1(b) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof. The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R-I Certificates.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Pooling and Servicing Agreement.

         THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.





                                     A-6-6

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under this official seal.

                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Trustee



                                          By:___________________________________
                                             AUTHORIZED OFFICER

Dated:  April __, 1999
















                                     A-6-7

                          CERTIFICATE OF AUTHENTICATION


         THIS IS ONE OF THE CLASS E CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.


                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Authenticating Agent



                                          BY:__________________________________
                                             AUTHORIZED SIGNATORY













                                     A-6-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common             UNIF GIFT MIN ACT . . . .Custodian
TEN ENT - as tenants by the                                    (Cust)
          entireties                             Under Uniform Gifts to Minors
JT TEN -  as joint tenants with
          rights of survivorship
          and not as tenants in           Act..................
          common                                      (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


______________________________________
                                          ______________________________________

________________________________________________________________________________
         Please print or typewrite name and address of assignee

________________________________________________________________________________
the within Certificate and does hereby or irrevocably constitute and appoint

________________________________________________________________________________
to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:________________________________   _______________________________________
                                         NOTICE:  The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         Certificate in every particular without
                                         alteration or enlargement or any change
                                         whatever.

______________________________________
SIGNATURE GUARANTEED The signature must
be guaranteed by a commercial bank or
trust company or by a member firm of
the New York Stock Exchange or another
national securities exchange. Notarized
or witnessed signatures are not acceptable.


                                     A-6-9

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________ for the account of _________________________________________ account number _____________________
or, if mailed by check, to __________________________. Statements should be mailed to ______________________. This information is provided by assignee named above, or ____________________________, as its agent.
















                                     A-6-10

                                   EXHIBIT A-7

                          [FORM OF CLASS F CERTIFICATE]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, ANY UNDERWRITER, THE TRUSTEE, THE MASTER SERVICER, THE SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THE CERTIFICATES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) TO A BUYER WHOM THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D OF THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT FOR AN INSURANCE COMPANY INVESTING SOLELY ASSETS OF ITS GENERAL ACCOUNT, WHICH SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT THE PURCHASE AND OWNERSHIP OF THIS CERTIFICATE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE

THIS CLASS F CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THE CERTIFICATES EVIDENCED BY THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS, REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS CLASS F CERTIFICATE. ACCORDINGLY,

                                     A-7-1

THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CLASS F CERTIFICATE WAS ISSUED ON APRIL __, 1999 AND IS TREATED AS HAVING BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE OF THIS CERTIFICATE IS ______% OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE. ASSUMING THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS BASED ON CERTAIN ASSUMPTIONS USED IN PRICING THE CERTIFICATES AND THAT THE STATED INTEREST IS TREATED AS "QUALIFIED STATED INTEREST", THE FOLLOWING INFORMATION WOULD BE APPLICABLE: (I) THE AMOUNT OF OID AS A PERCENTAGE OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE WOULD BE APPROXIMATELY _______%, (II) THE YIELD TO MATURITY OF THIS CERTIFICATE FOR PURPOSES OF COMPUTING OID WOULD BE APPROXIMATELY ______% PER ANNUM, COMPOUNDED MONTHLY, AND (III) THE TOTAL AMOUNT OF OID ALLOCABLE TO THE INITIAL ACCRUAL PERIOD (APRIL __, 1999 TO MAY 15, 1999) FOR PURPOSES OF COMPUTING OID ON THIS CERTIFICATE AS A PERCENTAGE OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE WOULD BE APPROXIMATELY _______%. THE METHOD USED TO CALCULATE THE YIELD TO MATURITY AND THE AMOUNT OF OID ALLOCABLE TO THE INITIAL ACCRUAL PERIOD IS THE EXACT METHOD. THE ACTUAL YIELD TO MATURITY AND OID ON THIS CERTIFICATE MAY DIFFER FROM THE PROJECTED AMOUNTS. THE PREPAYMENT ASSUMPTION USED IN CALCULATING THE YIELD TO MATURITY IS 0% CPR AND THE PAYMENT OF THE BALLOON PAYMENT ON THE HYPERAMORTIZATION DATE IN THE CASE OF THE HYPERAMORTIZATION LOANS. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT THE ASSUMED RATE OR ANY OTHER RATE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.





                                     A-7-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1999-FNV1


INITIAL PASS-THROUGH RATE 7.46 %          CERTIFICATE PRINCIPAL BALANCE OF THIS
                                          CLASS G CERTIFICATE AS OF THE CLOSING
                                          DATE $14,222,000

DATE OF POOLING & SERVICING               MASTER SERVICER:  AMRESCO SERVICES,
 AGREEMENT:  AS OF APRIL 1, 1999           L.P.

CUT-OFF DATE:  APRIL 1, 1999              INITIAL SPECIAL SERVICER:  BANC ONE
                                          MORTGAGE CAPITAL MARKETS, LLC

CLOSING DATE:  APRIL 21, 1999             TRUSTEE:  NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE:
MAY 15, 1999

AGGREGATE CERTIFICATE PRINCIPAL           CUSIP NO.
BALANCE OF THE CLASS G
CERTIFICATE AS OF THE CLOSING DATE:       NO. 1
$14,222,000


                               CLASS F CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT Cede & Co. is the registered owner of the interest evidenced by this Certificate in the Class F Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Master Servicer and the Special Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account, the Distribution Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

         The Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Principal Balance of this Certificate specified on the face hereof by the aggregate initial Certificate Principal Balance of the Class F Certificates. The Certificates are designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-FNV1 and are issued in nineteen Classes as specifically set forth in the Pooling and Servicing



                                     A-7-3

Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

         Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at a Pass-Through Rate calculated as specified in the Pooling and Servicing Agreement on the Certificate Principal Balance of this Certificate immediately prior to each Distribution Date. Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

         Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Certificateholders in the manner set forth in the Pooling and Servicing Agreement. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.


                                     A-7-4

         All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Trustee by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Trustee with wiring instructions on or before the related Record Date, or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

         The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Certificate Principal Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

         Subject to the terms of the Pooling and Servicing Agreement, the Class A-1 and A-2 Certificates will initially be issued in denominations of $25,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The Class B Certificates will initially be issued in denominations of $50,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The remaining Certificates will initially be issued in denominations of $100,000 initial Certificate Principal Balance or Certificate Notional Amount, as applicable and in any whole dollar denomination in excess thereof. Each Class of Certificates other than the Residual Certificates will be represented by one or more Certificates registered in the name of Cede & Co., as nominee of the DTC. No Certificate Owner will be entitled to receive a Definitive Certificate representing such interest, except under the limited circumstances described in the Pooling and Servicing Agreement. The Residual Certificates will be issued in fully registered, certificated form in minimum percentage interests of 10% and in multiples of 10% in excess thereof.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient

                                     A-7-5
to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Master Servicer, the Special Servicer and the Certificate Registrar and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Master Servicer, the Special Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

         The obligations and responsibilities of the Trustee created hereby (other than the obligation of the Trustee to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earlier of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan held by the Trust and (B) the disposition of the last REO Property held by the Trust and (ii) the sale of all Mortgage Loans and any REO Properties held by the Trust in accordance with
Section 10.1(b) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof. The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R-I Certificates.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Pooling and Servicing Agreement.

         THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.





                                     A-7-6

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under this official seal.

                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Trustee



                                          By:___________________________________
                                             AUTHORIZED OFFICER


Dated:  April __, 1999











                                     A-7-7

                          CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS F CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.


                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Authenticating Agent



                                          BY:___________________________________
                                             AUTHORIZED SIGNATORY
















                                     A-7-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common             UNIF GIFT MIN ACT . . . .Custodian
TEN ENT - as tenants by the                                   (Cust)
          entireties                             Under Uniform Gifts to Minors
JT TEN -  as joint tenants with
          rights of survivorship
          and not as tenants in           Act..............
          common                                  (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


______________________________________
                                          ______________________________________

________________________________________________________________________________
         Please print or typewrite name and address of assignee

________________________________________________________________________________
the within Certificate and does hereby or irrevocably constitute and appoint

________________________________________________________________________________
to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:________________________________   _______________________________________
                                         NOTICE:  The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         Certificate in every particular without
                                         alteration or enlargement or any change
                                         whatever.

______________________________________
SIGNATURE GUARANTEED The signature must
be guaranteed by a commercial bank or
trust company or by a member firm of
the New York Stock Exchange or another
national securities exchange. Notarized
or witnessed signatures are not acceptable.



                                     A-7-9

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________ for the account of _________________________________________ account number _____________________
or, if mailed by check, to __________________________. Statements should be mailed to ______________________. This information is provided by assignee named above, or ____________________________, as its agent.




















                                     A-7-10

                                   EXHIBIT A-8

                          [FORM OF CLASS G CERTIFICATE]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, ANY UNDERWRITER, THE TRUSTEE, THE MASTER SERVICER, THE SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THE CERTIFICATES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) TO A BUYER WHOM THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D OF THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT FOR AN INSURANCE COMPANY INVESTING SOLELY ASSETS OF ITS GENERAL ACCOUNT, WHICH SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT THE PURCHASE AND OWNERSHIP OF THIS CERTIFICATE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE.

THIS CLASS G CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THE CERTIFICATES EVIDENCED BY THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS, REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS CLASS G CERTIFICATE. ACCORDINGLY,

                                     A-8-1

THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CLASS G CERTIFICATE WAS ISSUED ON APRIL __, 1999 AND IS TREATED AS HAVING BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE OF THIS CERTIFICATE IS 74.6209% OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE. ASSUMING THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS BASED ON CERTAIN ASSUMPTIONS USED IN PRICING THE CERTIFICATES AND THAT THE STATED INTEREST IS TREATED AS "QUALIFIED STATED INTEREST", THE FOLLOWING INFORMATION WOULD BE APPLICABLE: (I) THE AMOUNT OF OID AS A PERCENTAGE OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE WOULD BE APPROXIMATELY _______%, (II) THE YIELD TO MATURITY OF THIS CERTIFICATE FOR PURPOSES OF COMPUTING OID WOULD BE APPROXIMATELY _____% PER ANNUM, COMPOUNDED MONTHLY, AND (III) THE TOTAL AMOUNT OF OID ALLOCABLE TO THE INITIAL ACCRUAL PERIOD (APRIL __, 1999 TO MAY 15, 1999) FOR PURPOSES OF COMPUTING OID ON THIS CERTIFICATE AS A PERCENTAGE OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE WOULD BE APPROXIMATELY ______%. THE METHOD USED TO CALCULATE THE YIELD TO MATURITY AND THE AMOUNT OF OID ALLOCABLE TO THE INITIAL ACCRUAL PERIOD IS THE EXACT METHOD. THE ACTUAL YIELD TO MATURITY AND OID ON THIS CERTIFICATE MAY DIFFER FROM THE PROJECTED AMOUNTS. THE PREPAYMENT ASSUMPTION USED IN CALCULATING THE YIELD TO MATURITY IS 0% CPR AND THE PAYMENT OF THE BALLOON PAYMENT ON THE HYPERAMORTIZATION DATE IN THE CASE OF THE HYPERAMORTIZATION LOANS. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT THE ASSUMED RATE OR ANY OTHER RATE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



                                     A-8-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1999-FNV1


INITIAL PASS-THROUGH RATE:  6.12%         CERTIFICATE PRINCIPAL BALANCE OF THIS
                                          CLASS G CERTIFICATE AS OF THE CLOSING
                                          DATE $20,543,000

DATE OF POOLING & SERVICING               MASTER SERVICER:  AMRESCO SERVICES,
AGREEMENT:  AS OF APRIL 1,1999            L.P.

CUT-OFF DATE:  APRIL 1, 1999              INITIAL SPECIAL SERVICER:  BANC ONE
                                          MORTGAGE CAPITAL MARKETS, LLC

CLOSING DATE:  APRIL 21, 1999             TRUSTEE:  NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE:
MAY 15, 1999

AGGREGATE CERTIFICATE PRINCIPAL           CUSIP NO.
BALANCE OF THE CLASS G
CERTIFICATE AS OF THE CLOSING DATE:       NO. 1
$20,543,000


                               CLASS G CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT Cede & Co. is the registered owner of the interest evidenced by this Certificate in the Class G Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Master Servicer and the Special Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account, the Distribution Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

         The Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Principal Balance of this Certificate specified on the face hereof by the aggregate initial Certificate Principal Balance of the Class G Certificates. The Certificates are designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-FNV1 and are issued in nineteen Classes as specifically set forth in the Pooling and

                                     A-8-3

Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

         Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at a Pass-Through Rate calculated as specified in the Pooling and Servicing Agreement on the Certificate Principal Balance of this Certificate immediately prior to each Distribution Date. Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

         Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Certificateholders in the manner set forth in the Pooling and Servicing Agreement. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

                                     A-8-4

         All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Trustee by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Trustee with wiring instructions on or before the related Record Date, or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

         The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Certificate Principal Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

         Subject to the terms of the Pooling and Servicing Agreement, the Class A-1 and A-2 Certificates will initially be issued in denominations of $25,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The Class B Certificates will initially be issued in denominations of $50,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The remaining Certificates will initially be issued in denominations of $100,000 initial Certificate Principal Balance or Certificate Notional Amount, as applicable and in any whole dollar denomination in excess thereof. Each Class of Certificates other than the Residual Certificates will be represented by one or more Certificates registered in the name of Cede & Co., as nominee of the DTC. No Certificate Owner will be entitled to receive a Definitive Certificate representing such interest, except under the limited circumstances described in the Pooling and Servicing Agreement. The Residual Certificates will be issued in fully registered, certificated form in minimum percentage interests of 10% and in multiples of 10% in excess thereof.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient


                                     A-8-5
to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Master Servicer, the Special Servicer and the Certificate Registrar and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Master Servicer, the Special Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

         The obligations and responsibilities of the Trustee created hereby (other than the obligation of the Trustee to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earlier of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan held by the Trust and (B) the disposition of the last REO Property held by the Trust and (ii) the sale of all Mortgage Loans and any REO Properties held by the Trust in accordance with
Section 10.1(b) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof. The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R-I Certificates.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Pooling and Servicing Agreement.

         THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.














                                     A-8-6

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under this official seal.

                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Trustee



                                           By:_________________________________
                                              AUTHORIZED OFFICER


Dated:  April __, 1999















                                     A-8-7

                          CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS G CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.


                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Authenticating Agent



                                          BY:__________________________________
                                             AUTHORIZED SIGNATORY















                                     A-8-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenant in common            UNIF GIFT MIN ACT . . . .Custodian
TEN ENT -  as tenants by the                                    (Cust)
           entireties                            Under Uniform Gifts to Minors
JT TEN -   as joint tenants with
           rights of survivorship
           and not as tenants in          Act..............
           common                                  (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________
     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


______________________________________
                                          ______________________________________

_______________________________________________________________________________
         Please print or typewrite name and address of assignee

_______________________________________________________________________________
the within Certificate and does hereby or irrevocably constitute and appoint

_______________________________________________________________________________
to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:________________________________   _______________________________________
                                         NOTICE:  The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         Certificate in every particular without
                                         alteration or enlargement or any change
                                         whatever.

______________________________________
SIGNATURE GUARANTEED The signature must
be guaranteed by a commercial bank or
trust company or by a member firm of
the New York Stock Exchange or another
national securities exchange. Notarized
or witnessed signatures are not acceptable.










                                     A-8-9

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________ for the account of _________________________________________ account number _____________________
or, if mailed by check, to __________________________. Statements should be mailed to ______________________. This information is provided by assignee named above, or ____________________________, as its agent.















                                     A-8-10

                                   EXHIBIT A-9

                          [FORM OF CLASS H CERTIFICATE]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, ANY UNDERWRITER, THE TRUSTEE, THE MASTER SERVICER, THE SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THE CERTIFICATES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) TO A BUYER WHOM THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D OF THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT FOR AN INSURANCE COMPANY INVESTING SOLELY ASSETS OF ITS GENERAL ACCOUNT, WHICH SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT THE PURCHASE AND OWNERSHIP OF THIS CERTIFICATE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE

THIS CLASS H CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THE CERTIFICATES EVIDENCED BY THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS, REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS CLASS H CERTIFICATE. ACCORDINGLY,


                                     A-9-1

THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CLASS H CERTIFICATE WAS ISSUED ON APRIL __, 1999 AND IS TREATED AS HAVING BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE OF THIS CERTIFICATE IS ______% OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE. ASSUMING THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS BASED ON CERTAIN ASSUMPTIONS USED IN PRICING THE CERTIFICATES AND THAT THE STATED INTEREST IS TREATED AS "QUALIFIED STATED INTEREST", THE FOLLOWING INFORMATION WOULD BE APPLICABLE: (I) THE AMOUNT OF OID AS A PERCENTAGE OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE WOULD BE APPROXIMATELY ______%, (II) THE YIELD TO MATURITY OF THIS CERTIFICATE FOR PURPOSES OF COMPUTING OID WOULD BE APPROXIMATELY _________% PER ANNUM, COMPOUNDED MONTHLY, AND (III) THE TOTAL AMOUNT OF OID ALLOCABLE TO THE INITIAL ACCRUAL PERIOD (APRIL __, 1999 TO MAY 15, 1999) FOR PURPOSES OF COMPUTING OID ON THIS CERTIFICATE AS A PERCENTAGE OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE WOULD BE APPROXIMATELY ______%. THE METHOD USED TO CALCULATE THE YIELD TO MATURITY AND THE AMOUNT OF OID ALLOCABLE TO THE INITIAL ACCRUAL PERIOD IS THE EXACT METHOD. THE ACTUAL YIELD TO MATURITY AND OID ON THIS CERTIFICATE MAY DIFFER FROM THE PROJECTED AMOUNTS. THE PREPAYMENT ASSUMPTION USED IN CALCULATING THE YIELD TO MATURITY IS 0% CPR AND THE PAYMENT OF THE BALLOON PAYMENT ON THE HYPERAMORTIZATION DATE IN THE CASE OF THE HYPERAMORTIZATION LOANS. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT THE ASSUMED RATE OR ANY OTHER RATE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



                                     A-9-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1999-FNV1


INITIAL PASS-THROUGH RATE:  6.12%         CERTIFICATE PRINCIPAL BALANCE OF THIS
                                          CLASS H CERTIFICATE AS OF THE CLOSING
                                          DATE $7,901,000

DATE OF POOLING & SERVICING               MASTER SERVICER:  AMRESCO SERVICES,
AGREEMENT:  AS OF APRIL 1, 1999           L.P.

CUT-OFF DATE:  APRIL 1, 1999              INITIAL SPECIAL SERVICER:  BANC ONE
                                          MORTGAGE CAPITAL MARKETS, LLC

CLOSING DATE:  APRIL 21, 1999             TRUSTEE:  NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE:
MAY 15, 1999

AGGREGATE CERTIFICATE PRINCIPAL           CUSIP NO.
BALANCE OF THE CLASS H
CERTIFICATE AS OF THE CLOSING DATE:       NO. 1
$7,901,000


                               CLASS H CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT Cede & Co. is the registered owner of the interest evidenced by this Certificate in the Class H Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Master Servicer and the Special Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account, the Distribution Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

         The Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Principal Balance of this Certificate specified on the face hereof by the aggregate initial Certificate Principal Balance of the Class H Certificates. The Certificates are designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-FNV1 and are issued in nineteen Classes as specifically set forth in the Pooling and

                                     A-9-3

Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

         Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at a Pass-Through Rate calculated as specified in the Pooling and Servicing Agreement on the Certificate Principal Balance of this Certificate immediately prior to each Distribution Date. Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

         Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Certificateholders in the manner set forth in the Pooling and Servicing Agreement. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

                                     A-9-4

         All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Trustee by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Trustee with wiring instructions on or before the related Record Date, or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

         The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Certificate Principal Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

         Subject to the terms of the Pooling and Servicing Agreement, the Class A-1 and A-2 Certificates will initially be issued in denominations of $25,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The Class B Certificates will initially be issued in denominations of $50,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The remaining Certificates will initially be issued in denominations of $100,000 initial Certificate Principal Balance or Certificate Notional Amount, as applicable and in any whole dollar denomination in excess thereof. Each Class of Certificates other than the Residual Certificates will be represented by one or more Certificates registered in the name of Cede & Co., as nominee of the DTC. No Certificate Owner will be entitled to receive a Definitive Certificate representing such interest, except under the limited circumstances described in the Pooling and Servicing Agreement. The Residual Certificates will be issued in fully registered, certificated form in minimum percentage interests of 10% and in multiples of 10% in excess thereof.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient

                                     A-9-5
to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Master Servicer, the Special Servicer and the Certificate Registrar and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Master Servicer, the Special Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

         The obligations and responsibilities of the Trustee created hereby (other than the obligation of the Trustee to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earlier of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan held by the Trust and (B) the disposition of the last REO Property held by the Trust and (ii) the sale of all Mortgage Loans and any REO Properties held by the Trust in accordance with
Section 10.1(b) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof. The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R-I Certificates.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Pooling and Servicing Agreement.

         THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.





                                     A-9-6

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under this official seal.

                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Trustee



                                          By:___________________________________
                                             AUTHORIZED OFFICER


Dated:  April __, 1999

















                                     A-9-7

                          CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS H CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.


                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Authenticating Agent



                                          BY:___________________________________
                                             AUTHORIZED SIGNATORY










                                     A-9-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenant in common            UNIF GIFT MIN ACT . . . .Custodian
TEN ENT -  as tenants by the                                    (Cust)
           entireties                            Under Uniform Gifts to Minors
JT TEN -   as joint tenants with
           rights of survivorship
           and not as tenants in          Act................
           common                                    (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________
     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


______________________________________


______________________________________
                                          ______________________________________


_______________________________________________________________________________
         Please print or typewrite name and address of assignee

_______________________________________________________________________________
the within Certificate and does hereby or irrevocably constitute and appoint

_______________________________________________________________________________
to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:________________________________   ______________________________________
                                         NOTICE:  The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         Certificate in every particular without
                                         alteration or enlargement or any change
                                         whatever.

______________________________________
SIGNATURE GUARANTEED The signature must
be guaranteed by a commercial bank or
trust company or by a member firm of
the New York Stock Exchange or another
national securities exchange. Notarized
or witnessed signatures are not acceptable.


                                     A-9-9

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________ for the account of ____________________ account number ______________ or, if mailed by check, to
__________________________. Statements should be mailed to
______________________. This information is provided by assignee named above, or
____________________________, as its agent.















                                     A-9-10

                                  EXHIBIT A-10

                          [FORM OF CLASS J CERTIFICATE]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, ANY UNDERWRITER, THE TRUSTEE, THE MASTER SERVICER, THE SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THE CERTIFICATES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) TO A BUYER WHOM THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D OF THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT FOR AN INSURANCE COMPANY INVESTING SOLELY ASSETS OF ITS GENERAL ACCOUNT, WHICH SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT THE PURCHASE AND OWNERSHIP OF THIS CERTIFICATE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE.

THIS CLASS J CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THE CERTIFICATES EVIDENCED BY THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS, REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS CLASS J CERTIFICATE. ACCORDINGLY,


                                     A-10-1

THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CLASS J CERTIFICATE WAS ISSUED ON APRIL __, 1999 AND IS TREATED AS HAVING BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE OF THIS CERTIFICATE IS ______% OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE. ASSUMING THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS BASED ON CERTAIN ASSUMPTIONS USED IN PRICING THE CERTIFICATES AND THAT THE STATED INTEREST IS TREATED AS "QUALIFIED STATED INTEREST", THE FOLLOWING INFORMATION WOULD BE APPLICABLE: (I) THE AMOUNT OF OID AS A PERCENTAGE OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE WOULD BE APPROXIMATELY ______%, (II) THE YIELD TO MATURITY OF THIS CERTIFICATE FOR PURPOSES OF COMPUTING OID WOULD BE APPROXIMATELY _______% PER ANNUM, COMPOUNDED MONTHLY, AND (III) THE TOTAL AMOUNT OF OID ALLOCABLE TO THE INITIAL ACCRUAL PERIOD (APRIL __, 1999 TO MAY 15, 1999) FOR PURPOSES OF COMPUTING OID ON THIS CERTIFICATE AS A PERCENTAGE OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE WOULD BE APPROXIMATELY _______%. THE METHOD USED TO CALCULATE THE YIELD TO MATURITY AND THE AMOUNT OF OID ALLOCABLE TO THE INITIAL ACCRUAL PERIOD IS THE EXACT METHOD. THE ACTUAL YIELD TO MATURITY AND OID ON THIS CERTIFICATE MAY DIFFER FROM THE PROJECTED AMOUNTS. THE PREPAYMENT ASSUMPTION USED IN CALCULATING THE YIELD TO MATURITY IS 0% CPR AND THE PAYMENT OF THE BALLOON PAYMENT ON THE HYPERAMORTIZATION DATE IN THE CASE OF THE HYPERAMORTIZATION LOANS. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT THE ASSUMED RATE OR ANY OTHER RATE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.




                                     A-10-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1999-FNV1


INITIAL PASS-THROUGH RATE: 6.12%          CERTIFICATE PRINCIPAL BALANCE OF THIS
                                          CLASS J CERTIFICATE AS OF THE CLOSING
                                          DATE $9,481,000

DATE OF POOLING & SERVICING               MASTER SERVICER:  AMRESCO SERVICES,
AGREEMENT:  AS OF APRIL 1, 1999           L.P.

CUT-OFF DATE:  APRIL 1, 1999              INITIAL SPECIAL SERVICER:  BANC ONE
                                          MORTGAGE CAPITAL MARKETS, LLC

CLOSING DATE:  APRIL 21, 1999             TRUSTEE:  NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE:
MAY 15, 1999

AGGREGATE CERTIFICATE PRINCIPAL           CUSIP NO.
BALANCE OF THE CLASS J
CERTIFICATE AS OF THE CLOSING DATE:       NO. 1
$9,481,000


                               CLASS J CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT Cede & Co. is the registered owner of the interest evidenced by this Certificate in the Class J Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Master Servicer and the Special Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account, the Distribution Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

         The Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Principal Balance of this Certificate specified on the face hereof by the aggregate initial Certificate Principal Balance of the Class J Certificates. The Certificates are designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-FNV1 and are issued in nineteen Classes as specifically set forth in the Pooling and Servicing

                                     A-10-3

Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

         Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at a Pass-Through Rate calculated as specified in the Pooling and Servicing Agreement on the Certificate Principal Balance of this Certificate immediately prior to each Distribution Date. Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

         Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Certificateholders in the manner set forth in the Pooling and Servicing Agreement. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.


                                     A-10-4

         All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Trustee by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Trustee with wiring instructions on or before the related Record Date, or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

         The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Certificate Principal Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

         Subject to the terms of the Pooling and Servicing Agreement, the Class A-1 and A-2 Certificates will initially be issued in denominations of $25,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The Class B Certificates will initially be issued in denominations of $50,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The remaining Certificates will initially be issued in denominations of $100,000 initial Certificate Principal Balance or Certificate Notional Amount, as applicable and in any whole dollar denomination in excess thereof. Each Class of Certificates other than the Residual Certificates will be represented by one or more Certificates registered in the name of Cede & Co., as nominee of the DTC. No Certificate Owner will be entitled to receive a Definitive Certificate representing such interest, except under the limited circumstances described in the Pooling and Servicing Agreement. The Residual Certificates will be issued in fully registered, certificated form in minimum percentage interests of 10% and in multiples of 10% in excess thereof.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient

                                     A-10-5
to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Master Servicer, the Special Servicer and the Certificate Registrar and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Master Servicer, the Special Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

         The obligations and responsibilities of the Trustee created hereby (other than the obligation of the Trustee to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earlier of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan held by the Trust and (B) the disposition of the last REO Property held by the Trust and (ii) the sale of all Mortgage Loans and any REO Properties held by the Trust in accordance with
Section 10.1(b) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof. The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R-I Certificates.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Pooling and Servicing Agreement.

         THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.




                                     A-10-6

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under this official seal.

                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Trustee



                                          By:___________________________________
                                             AUTHORIZED OFFICER


Dated:  April __, 1999

















                                     A-10-7

                          CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS J CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.


                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Authenticating Agent



                                          BY:___________________________________
                                             AUTHORIZED SIGNATORY









                                     A-10-8

                                  ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common             UNIF GIFT MIN ACT . . . .Custodian
TEN ENT - as tenants by the                                     (Cust)
          entireties                             Under Uniform Gifts to Minors
JT TEN -  as joint tenants with
          rights of survivorship
          and not as tenants in           Act..................
          common                                    (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________
     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


______________________________________
                                          ______________________________________


_______________________________________________________________________________
         Please print or typewrite name and address of assignee

_______________________________________________________________________________
the within Certificate and does hereby or irrevocably constitute and appoint

_______________________________________________________________________________
to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:________________________________   ______________________________________
                                         NOTICE:  The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         Certificate in every particular without
                                         alteration or enlargement or any change
                                         whatever.


______________________________________
SIGNATURE GUARANTEED The signature must
be guaranteed by a commercial bank or
trust company or by a member firm of
the New York Stock Exchange or another
national securities exchange. Notarized
or witnessed signatures are not acceptable.


                                     A-10-9

                                    DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________ for the account of ___________________ account number ___________________ or, if mailed by check, to __________________________. Statements should be mailed to ______________________. This information is provided by assignee named above, or
____________________________, as its agent.
















                                    A-10-10

                                  EXHIBIT A-11

                          [FORM OF CLASS K CERTIFICATE]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, ANY UNDERWRITER, THE TRUSTEE, THE MASTER SERVICER, THE SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THE CERTIFICATES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) TO A BUYER WHOM THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D OF THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT FOR AN INSURANCE COMPANY INVESTING SOLELY ASSETS OF ITS GENERAL ACCOUNT, WHICH SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT THE PURCHASE AND OWNERSHIP OF THIS CERTIFICATE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE.

THIS CLASS K CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THE CERTIFICATES EVIDENCED BY THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS, REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS CLASS K CERTIFICATE. ACCORDINGLY,


                                     A-11-1

THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CLASS K CERTIFICATE WAS ISSUED ON APRIL __, 1999 AND IS TREATED AS HAVING BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE OF THIS CERTIFICATE IS _____% OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE. ASSUMING THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS BASED ON CERTAIN ASSUMPTIONS USED IN PRICING THE CERTIFICATES AND THAT THE STATED INTEREST IS TREATED AS "QUALIFIED STATED INTEREST", THE FOLLOWING INFORMATION WOULD BE APPLICABLE: (I) THE AMOUNT OF OID AS A PERCENTAGE OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE WOULD BE APPROXIMATELY _______%, (II) THE YIELD TO MATURITY OF THIS CERTIFICATE FOR PURPOSES OF COMPUTING OID WOULD BE APPROXIMATELY ________% PER ANNUM, COMPOUNDED MONTHLY, AND (III) THE TOTAL AMOUNT OF OID ALLOCABLE TO THE INITIAL ACCRUAL PERIOD (APRIL __, 1999 TO MAY 15, 1999) FOR PURPOSES OF COMPUTING OID ON THIS CERTIFICATE AS A PERCENTAGE OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE WOULD BE APPROXIMATELY ______%. THE METHOD USED TO CALCULATE THE YIELD TO MATURITY AND THE AMOUNT OF OID ALLOCABLE TO THE INITIAL ACCRUAL PERIOD IS THE EXACT METHOD. THE ACTUAL YIELD TO MATURITY AND OID ON THIS CERTIFICATE MAY DIFFER FROM THE PROJECTED AMOUNTS. THE PREPAYMENT ASSUMPTION USED IN CALCULATING THE YIELD TO MATURITY IS 0% CPR AND THE PAYMENT OF THE BALLOON PAYMENT ON THE HYPERAMORTIZATION DATE IN THE CASE OF THE HYPERAMORTIZATION LOANS. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT THE ASSUMED RATE OR ANY OTHER RATE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.




                                     A-11-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1999-FNV1


INITIAL PASS-THROUGH RATE:  6.12%         CERTIFICATE PRINCIPAL BALANCE OF THIS
                                          CLASS K CERTIFICATE AS OF THE CLOSING
                                          DATE $7,902,000

DATE OF POOLING & SERVICING               MASTER SERVICER:  AMRESCO SERVICES,
AGREEMENT:  AS OF APRIL 1, 1999           L.P.

CUT-OFF DATE:  APRIL 1, 1999              INITIAL SPECIAL SERVICER:  BANC ONE
                                          MORTGAGE CAPITAL MARKETS, LLC

CLOSING DATE:  APRIL 21, 1999             TRUSTEE:  NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE:
MAY 15, 1999

AGGREGATE CERTIFICATE PRINCIPAL           CUSIP NO.
BALANCE OF THE CLASS K
CERTIFICATE AS OF THE CLOSING DATE:       NO. 1
$7,902,000


                               CLASS K CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT Cede & Co. is the registered owner of the interest evidenced by this Certificate in the Class K Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Master Servicer and the Special Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account, the Distribution Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

         The Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Principal Balance of this Certificate specified on the face hereof by the aggregate initial Certificate Principal Balance of the Class K Certificates. The Certificates are designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-FNV1 and are issued in nineteen Classes as specifically set forth in the Pooling and

                                     A-11-3

Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

         Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at a Pass-Through Rate calculated as specified in the Pooling and Servicing Agreement on the Certificate Principal Balance of this Certificate immediately prior to each Distribution Date. Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

         Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Certificateholders in the manner set forth in the Pooling and Servicing Agreement. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

                                     A-11-4

         All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Trustee by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Trustee with wiring instructions on or before the related Record Date, or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

         The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Certificate Principal Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

         Subject to the terms of the Pooling and Servicing Agreement, the Class A-1 and A-2 Certificates will initially be issued in denominations of $25,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The Class B Certificates will initially be issued in denominations of $50,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The remaining Certificates will initially be issued in denominations of $100,000 initial Certificate Principal Balance or Certificate Notional Amount, as applicable and in any whole dollar denomination in excess thereof. Each Class of Certificates other than the Residual Certificates will be represented by one or more Certificates registered in the name of Cede & Co., as nominee of the DTC. No Certificate Owner will be entitled to receive a Definitive Certificate representing such interest, except under the limited circumstances described in the Pooling and Servicing Agreement. The Residual Certificates will be issued in fully registered, certificated form in minimum percentage interests of 10% and in multiples of 10% in excess thereof.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient

                                     A-11-5
to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Master Servicer, the Special Servicer and the Certificate Registrar and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Master Servicer, the Special Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

         The obligations and responsibilities of the Trustee created hereby (other than the obligation of the Trustee to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earlier of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan held by the Trust and (B) the disposition of the last REO Property held by the Trust and (ii) the sale of all Mortgage Loans and any REO Properties held by the Trust in accordance with
Section 10.1(b) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof. The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R-I Certificates.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Pooling and Servicing Agreement.

         THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.



                                     A-11-6

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under this official seal.

                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Trustee



                                          By:___________________________________
                                             AUTHORIZED OFFICER


Dated:  April __, 1999











                                     A-11-7

                          CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS K CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.


                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Authenticating Agent



                                          BY:___________________________________
                                             AUTHORIZED SIGNATORY














                                     A-11-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenant in common             UNIF GIFT MIN ACT . . . .Custodian
TEN ENT - as tenants by the                                     (Cust)
          entireties                             Under Uniform Gifts to Minors
JT TEN -  as joint tenants with
          rights of survivorship
          and not as tenants in           Act.................
          common                                      (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________
     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


______________________________________
                                         ______________________________________

_______________________________________________________________________________
         Please print or typewrite name and address of assignee

_______________________________________________________________________________
the within Certificate and does hereby or irrevocably constitute and appoint

_______________________________________________________________________________
to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:________________________________   ______________________________________
                                         NOTICE:  The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         Certificate in every particular without
                                         alteration or enlargement or any change
                                         whatever.


______________________________________
SIGNATURE GUARANTEED The signature must
be guaranteed by a commercial bank or
trust company or by a member firm of
the New York Stock Exchange or another
national securities exchange. Notarized
or witnessed signatures are not acceptable.



                                     A-11-9

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________ for the account of _________________________________________ account number _____________________
or, if mailed by check, to __________________________. Statements should be mailed to ______________________. This information is provided by assignee named above, or ____________________________, as its agent.

















                                    A-11-10

                                  EXHIBIT A-12

                          [FORM OF CLASS L CERTIFICATE]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, ANY UNDERWRITER, THE TRUSTEE, THE MASTER SERVICER, THE SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THE CERTIFICATES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) TO A BUYER WHOM THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D OF THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT FOR AN INSURANCE COMPANY INVESTING SOLELY ASSETS OF ITS GENERAL ACCOUNT, WHICH SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT THE PURCHASE AND OWNERSHIP OF THIS CERTIFICATE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE.

THIS CLASS L CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THE CERTIFICATES EVIDENCED BY THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS, REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS CLASS L CERTIFICATE. ACCORDINGLY,


                                     A-12-1

THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CLASS L CERTIFICATE WAS ISSUED ON APRIL __, 1999 AND IS TREATED AS HAVING BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE OF THIS CERTIFICATE IS _____% OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE. ASSUMING THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS BASED ON CERTAIN ASSUMPTIONS USED IN PRICING THE CERTIFICATES AND THAT NONE OF THE STATED INTEREST IS TREATED AS "QUALIFIED STATED INTEREST", THE FOLLOWING INFORMATION WOULD BE APPLICABLE: (I) THE AMOUNT OF OID AS A PERCENTAGE OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE WOULD BE APPROXIMATELY ________%, (II) THE YIELD TO MATURITY OF THIS CERTIFICATE FOR PURPOSES OF COMPUTING OID WOULD BE APPROXIMATELY ________% PER ANNUM, COMPOUNDED MONTHLY, AND (III) THE TOTAL AMOUNT OF OID ALLOCABLE TO THE INITIAL ACCRUAL PERIOD (APRIL __, 1999 TO MAY 15, 1999) FOR PURPOSES OF COMPUTING OID ON THIS CERTIFICATE AS A PERCENTAGE OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE WOULD BE APPROXIMATELY ______%. THE METHOD USED TO CALCULATE THE YIELD TO MATURITY AND THE AMOUNT OF OID ALLOCABLE TO THE INITIAL ACCRUAL PERIOD IS THE EXACT METHOD. THE ACTUAL YIELD TO MATURITY AND OID ON THIS CERTIFICATE MAY DIFFER FROM THE PROJECTED AMOUNTS. THE PREPAYMENT ASSUMPTION USED IN CALCULATING THE YIELD TO MATURITY IS 0% CPR AND THE PAYMENT OF THE BALLOON PAYMENT ON THE HYPERAMORTIZATION DATE IN THE CASE OF THE HYPERAMORTIZATION LOANS. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT THE ASSUMED RATE OR ANY OTHER RATE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                                     A-12-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1999-FNV1


INITIAL PASS-THROUGH RATE:  6.12%         CERTIFICATE PRINCIPAL BALANCE OF THIS
                                          CLASS L CERTIFICATE AS OF THE CLOSING
                                          DATE $6,321,000

DATE OF POOLING & SERVICING               MASTER SERVICER:  AMRESCO SERVICES,
AGREEMENT:  AS OF APRIL 1, 1999           L.P.

CUT-OFF DATE:  APRIL 1, 1999              INITIAL SPECIAL SERVICER:  BANC ONE
                                          MORTGAGE CAPITAL MARKETS, LLC

CLOSING DATE:  APRIL 21, 1999             TRUSTEE:  NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE:
MAY 15, 1999

AGGREGATE CERTIFICATE PRINCIPAL           CUSIP NO.
BALANCE OF THE CLASS L
CERTIFICATE AS OF THE CLOSING DATE:       NO. 1
$6,321,000


                               CLASS L CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT Cede & Co. is the registered owner of the interest evidenced by this Certificate in the Class L Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Master Servicer and the Special Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account, the Distribution Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

         The Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Principal Balance of this Certificate specified on the face hereof by the aggregate initial Certificate Principal Balance of the Class L Certificates. The Certificates are designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-FNV1 and are issued in nineteen Classes as specifically set forth in the Pooling and Servicing

                                     A-12-3

Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

         Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at a Pass-Through Rate calculated as specified in the Pooling and Servicing Agreement on the Certificate Principal Balance of this Certificate immediately prior to each Distribution Date. Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

         Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Certificateholders in the manner set forth in the Pooling and Servicing Agreement. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

                                     A-12-4

         All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Trustee by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Trustee with wiring instructions on or before the related Record Date, or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

         The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Certificate Principal Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

         Subject to the terms of the Pooling and Servicing Agreement, the Class A-1 and A-2 Certificates will initially be issued in denominations of $25,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The Class B Certificates will initially be issued in denominations of $50,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The remaining Certificates will initially be issued in denominations of $100,000 initial Certificate Principal Balance or Certificate Notional Amount, as applicable and in any whole dollar denomination in excess thereof. Each Class of Certificates other than the Residual Certificates will be represented by one or more Certificates registered in the name of Cede & Co., as nominee of the DTC. No Certificate Owner will be entitled to receive a Definitive Certificate representing such interest, except under the limited circumstances described in the Pooling and Servicing Agreement. The Residual Certificates will be issued in fully registered, certificated form in minimum percentage interests of 10% and in multiples of 10% in excess thereof.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient

                                     A-12-5
to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Master Servicer, the Special Servicer and the Certificate Registrar and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Master Servicer, the Special Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

         The obligations and responsibilities of the Trustee created hereby (other than the obligation of the Trustee to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earlier of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan held by the Trust and (B) the disposition of the last REO Property held by the Trust and (ii) the sale of all Mortgage Loans and any REO Properties held by the Trust in accordance with
Section 10.1(b) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof. The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R-I Certificates.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Pooling and Servicing Agreement.

         THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.



                                     A-12-6

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under this official seal.

                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Trustee



                                          By:___________________________________
                                             AUTHORIZED OFFICER


Dated:  April __, 1999

















                                     A-12-7

                          CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS L CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Authenticating Agent



                                          BY:___________________________________
                                             AUTHORIZED SIGNATORY





















                                     A-12-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common             UNIF GIFT MIN ACT . . . .Custodian
TEN ENT - as tenants by the                                   (Cust)
          entireties                             Under Uniform Gifts to Minors
JT TEN -  as joint tenants with
          rights of survivorship
          and not as tenants in           Act.................
          common                                    (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________
     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


______________________________________
                                         ______________________________________
_______________________________________________________________________________
         Please print or typewrite name and address of assignee

_______________________________________________________________________________
the within Certificate and does hereby or irrevocably constitute and appoint

_______________________________________________________________________________
to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:________________________________   ______________________________________
                                         NOTICE:  The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         Certificate in every particular without
                                         alteration or enlargement or any
                                         change whatever.

______________________________________
SIGNATURE GUARANTEED The signature must
be guaranteed by a commercial bank or
trust company or by a member firm of
the New York Stock Exchange or another
national securities exchange. Notarized
or witnessed signatures are not acceptable.


                                     A-12-9

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________ for the account of _________________________________________ account number _____________________
or, if mailed by check, to __________________________. Statements should be mailed to ______________________. This information is provided by assignee named above, or ____________________________, as its agent.
















                                    A-12-10

                                  EXHIBIT A-13

                          [FORM OF CLASS M CERTIFICATE]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, ANY UNDERWRITER, THE TRUSTEE, THE MASTER SERVICER, THE SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THE CERTIFICATES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) TO A BUYER WHOM THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D OF THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT FOR AN INSURANCE COMPANY INVESTING SOLELY ASSETS OF ITS GENERAL ACCOUNT, WHICH SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT THE PURCHASE AND OWNERSHIP OF THIS CERTIFICATE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE.

THIS CLASS M CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THE CERTIFICATES EVIDENCED BY THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS, REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS CLASS M CERTIFICATE. ACCORDINGLY,

                                     A-13-1

THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CLASS M CERTIFICATE WAS ISSUED ON APRIL __, 1999 AND IS TREATED AS HAVING BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE OF THIS CERTIFICATE IS ______% OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE. ASSUMING THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS BASED ON CERTAIN ASSUMPTIONS USED IN PRICING THE CERTIFICATES AND THAT THE STATED INTEREST IS TREATED AS "QUALIFIED STATED INTEREST", THE FOLLOWING INFORMATION WOULD BE APPLICABLE: (I) THE AMOUNT OF OID AS A PERCENTAGE OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE WOULD BE APPROXIMATELY _______%, (II) THE YIELD TO MATURITY OF THIS CERTIFICATE FOR PURPOSES OF COMPUTING OID WOULD BE APPROXIMATELY _______% PER ANNUM, COMPOUNDED MONTHLY, AND (III) THE TOTAL AMOUNT OF OID ALLOCABLE TO THE INITIAL ACCRUAL PERIOD (APRIL __, 1999 TO MAY 15, 1999) FOR PURPOSES OF COMPUTING OID ON THIS CERTIFICATE AS A PERCENTAGE OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE WOULD BE APPROXIMATELY _______%. THE METHOD USED TO CALCULATE THE YIELD TO MATURITY AND THE AMOUNT OF OID ALLOCABLE TO THE INITIAL ACCRUAL PERIOD IS THE EXACT METHOD. THE ACTUAL YIELD TO MATURITY AND OID ON THIS CERTIFICATE MAY DIFFER FROM THE PROJECTED AMOUNTS. THE PREPAYMENT ASSUMPTION USED IN CALCULATING THE YIELD TO MATURITY IS 0% CPR AND THE PAYMENT OF THE BALLOON PAYMENT ON THE HYPERAMORTIZATION DATE IN THE CASE OF THE HYPERAMORTIZATION LOANS. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT THE ASSUMED RATE OR ANY OTHER RATE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                                     A-13-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1999-FNV1


INITIAL PASS-THROUGH RATE:  6.12%         CERTIFICATE PRINCIPAL BALANCE OF THIS
                                          CLASS M CERTIFICATE AS OF THE CLOSING
                                          DATE $6,321,000

DATE OF POOLING & SERVICING               MASTER SERVICER:  AMRESCO SERVICES,
AGREEMENT:  AS OF APRIL 1, 1999           L.P.

CUT-OFF DATE:  APRIL 1, 1999              INITIAL SPECIAL SERVICER:  BANC ONE
                                          MORTGAGE CAPITAL MARKETS, LLC

CLOSING DATE:  APRIL 21, 1999             TRUSTEE:  NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE:
MAY 15, 1999

AGGREGATE CERTIFICATE PRINCIPAL           CUSIP NO.
BALANCE OF THE CLASS L
CERTIFICATE AS OF THE CLOSING DATE:       NO. 1
$6,321,000


                               CLASS M CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT Cede & Co. is the registered owner of the interest evidenced by this Certificate in the Class M Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Master Servicer and the Special Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account, the Distribution Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

         The Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Principal Balance of this Certificate specified on the face hereof by the aggregate initial Certificate Principal Balance of the Class M Certificates. The Certificates are designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-FNV1 and are issued in nineteen Classes as specifically set forth in the Pooling and

                                     A-13-3

Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

         Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at a Pass-Through Rate calculated as specified in the Pooling and Servicing Agreement on the Certificate Principal Balance of this Certificate immediately prior to each Distribution Date. Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

         Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Certificateholders in the manner set forth in the Pooling and Servicing Agreement. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.


                                     A-13-4

         All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Trustee by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Trustee with wiring instructions on or before the related Record Date, or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

         The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Certificate Principal Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

         Subject to the terms of the Pooling and Servicing Agreement, the Class A-1 and A-2 Certificates will initially be issued in denominations of $25,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The Class B Certificates will initially be issued in denominations of $50,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The remaining Certificates will initially be issued in denominations of $100,000 initial Certificate Principal Balance or Certificate Notional Amount, as applicable and in any whole dollar denomination in excess thereof. Each Class of Certificates other than the Residual Certificates will be represented by one or more Certificates registered in the name of Cede & Co., as nominee of the DTC. No Certificate Owner will be entitled to receive a Definitive Certificate representing such interest, except under the limited circumstances described in the Pooling and Servicing Agreement. The Residual Certificates will be issued in fully registered, certificated form in minimum percentage interests of 10% and in multiples of 10% in excess thereof.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient

                                     A-13-5
to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Master Servicer, the Special Servicer and the Certificate Registrar and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Master Servicer, the Special Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

         The obligations and responsibilities of the Trustee created hereby (other than the obligation of the Trustee to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earlier of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan held by the Trust and (B) the disposition of the last REO Property held by the Trust and (ii) the sale of all Mortgage Loans and any REO Properties held by the Trust in accordance with
Section 10.1(b) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof. The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R-I Certificates.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Pooling and Servicing Agreement.

         THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.


                                     A-13-6

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under this official seal.

                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Trustee



                                          By:__________________________________
                                             AUTHORIZED OFFICER


Dated:  April __, 1999











                                     A-13-7

                          CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS M CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Authenticating Agent



                                          BY:___________________________________
                                             AUTHORIZED SIGNATORY













                                     A-13-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenant in common             UNIF GIFT MIN ACT . . . .Custodian
TEN ENT - as tenants by the                                    (Cust)
          entireties                             Under Uniform Gifts to Minors
JT TEN -  as joint tenants with
          rights of survivorship
          and not as tenants in           Act................
          common                                    (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________
     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


______________________________________
                                          ______________________________________


_______________________________________________________________________________
         Please print or typewrite name and address of assignee

_______________________________________________________________________________
the within Certificate and does hereby or irrevocably constitute and appoint

_______________________________________________________________________________
to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:________________________________   ______________________________________
                                         NOTICE:  The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         Certificate in every particular without
                                         alteration or enlargement or any change
                                         whatever.


______________________________________
SIGNATURE GUARANTEED The signature must
be guaranteed by a commercial bank or
trust company or by a member firm of
the New York Stock Exchange or another
national securities exchange. Notarized
or witnessed signatures are not acceptable.


                                     A-13-9

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________ for the account of _________________________________________ account number _____________________
or, if mailed by check, to __________________________. Statements should be mailed to ______________________. This information is provided by assignee named above, or ____________________________, as its agent.









                                    A-13-10

                                  EXHIBIT A-14

                          [FORM OF CLASS N CERTIFICATE]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, ANY UNDERWRITER, THE TRUSTEE, THE MASTER SERVICER, THE SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THE CERTIFICATES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) TO A BUYER WHOM THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D OF THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT FOR AN INSURANCE COMPANY INVESTING SOLELY ASSETS OF ITS GENERAL ACCOUNT, WHICH SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT THE PURCHASE AND OWNERSHIP OF THIS CERTIFICATE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE.

THIS CLASS N CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THE CERTIFICATES EVIDENCED BY THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS, REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS CLASS N CERTIFICATE. ACCORDINGLY,

                                     A-14-1

THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CLASS N CERTIFICATE WAS ISSUED ON APRIL __, 1999 AND IS TREATED AS HAVING BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE OF THIS CERTIFICATE IS _______% OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE. ASSUMING THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS BASED ON CERTAIN ASSUMPTIONS USED IN PRICING THE CERTIFICATES AND THAT NONE OF THE STATED INTEREST IS TREATED AS "QUALIFIED STATED INTEREST", THE FOLLOWING INFORMATION WOULD BE APPLICABLE: (I) THE AMOUNT OF OID AS A PERCENTAGE OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE WOULD BE APPROXIMATELY _________%, (II) THE YIELD TO MATURITY OF THIS CERTIFICATE FOR PURPOSES OF COMPUTING OID WOULD BE APPROXIMATELY ________% PER ANNUM, COMPOUNDED MONTHLY, AND (III) THE TOTAL AMOUNT OF OID ALLOCABLE TO THE INITIAL ACCRUAL PERIOD (APRIL __, 1999 TO MAY 15, 1999) FOR PURPOSES OF COMPUTING OID ON THIS CERTIFICATE AS A PERCENTAGE OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE WOULD BE APPROXIMATELY 0.0607%. THE METHOD USED TO CALCULATE THE YIELD TO MATURITY AND THE AMOUNT OF OID ALLOCABLE TO THE INITIAL ACCRUAL PERIOD IS THE EXACT METHOD. THE ACTUAL YIELD TO MATURITY AND OID ON THIS CERTIFICATE MAY DIFFER FROM THE PROJECTED AMOUNTS. THE PREPAYMENT ASSUMPTION USED IN CALCULATING THE YIELD TO MATURITY IS 0% CPR AND THE PAYMENT OF THE BALLOON PAYMENT ON THE HYPERAMORTIZATION DATE IN THE CASE OF THE HYPERAMORTIZATION LOANS. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT THE ASSUMED RATE OR ANY OTHER RATE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                                     A-14-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1999-FNV1


INITIAL PASS-THROUGH RATE:  6.21%         CERTIFICATE PRINCIPAL BALANCE OF THIS
                                          CLASS N CERTIFICATE AS OF THE CLOSING
                                          DATE $9,841,000

DATE OF POOLING & SERVICING               MASTER SERVICER:  AMRESCO SERVICES,
AGREEMENT:  AS OF APRIL 1, 1999           L.P.

CUT-OFF DATE:  APRIL 1, 1999              INITIAL SPECIAL SERVICER:  BANC ONE
                                          MORTGAGE CAPITAL MARKETS, LLC

CLOSING DATE:  APRIL 21, 1999             TRUSTEE:  NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE:
MAY 15, 1999

AGGREGATE CERTIFICATE PRINCIPAL           CUSIP NO.  __________
BALANCE OF THE CLASS N
CERTIFICATE AS OF THE CLOSING DATE:       NO. 1
$9,841,000


                               CLASS N CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT Cede & Co. is the registered owner of the interest evidenced by this Certificate in the Class N Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Master Servicer and the Special Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account, the Distribution Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

         The Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Principal Balance of this Certificate specified on the face hereof by the aggregate initial Certificate Principal Balance of the Class N Certificates. The Certificates are designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-FNV1 and are issued in nineteen Classes as specifically set forth in the Pooling and

                                     A-14-3

Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

         Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at a Pass-Through Rate calculated as specified in the Pooling and Servicing Agreement on the Certificate Principal Balance of this Certificate immediately prior to each Distribution Date. Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

         Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Certificateholders in the manner set forth in the Pooling and Servicing Agreement. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.


                                     A-14-4

         All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Trustee by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Trustee with wiring instructions on or before the related Record Date, or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

         The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Certificate Principal Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

         Subject to the terms of the Pooling and Servicing Agreement, the Class A-1 and A-2 Certificates will initially be issued in denominations of $25,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The Class B Certificates will initially be issued in denominations of $50,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The remaining Certificates will initially be issued in denominations of $100,000 initial Certificate Principal Balance or Certificate Notional Amount, as applicable and in any whole dollar denomination in excess thereof. Each Class of Certificates other than the Residual Certificates will be represented by one or more Certificates registered in the name of Cede & Co., as nominee of the DTC. No Certificate Owner will be entitled to receive a Definitive Certificate representing such interest, except under the limited circumstances described in the Pooling and Servicing Agreement. The Residual Certificates will be issued in fully registered, certificated form in minimum percentage interests of 10% and in multiples of 10% in excess thereof.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient

                                     A-14-5
to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Master Servicer, the Special Servicer and the Certificate Registrar and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Master Servicer, the Special Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

         The obligations and responsibilities of the Trustee created hereby (other than the obligation of the Trustee to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earlier of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan held by the Trust and (B) the disposition of the last REO Property held by the Trust and (ii) the sale of all Mortgage Loans and any REO Properties held by the Trust in accordance with
Section 10.1(b) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof. The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R-I Certificates.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Pooling and Servicing Agreement.

         THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.




                                     A-14-6

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under this official seal.

                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Trustee



                                          By:__________________________________
                                             AUTHORIZED OFFICER


Dated:  April __, 1999















                                     A-14-7

                          CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS N CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.


                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Authenticating Agent



                                          BY:___________________________________
                                             AUTHORIZED SIGNATORY













                                     A-14-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common             UNIF GIFT MIN ACT . . . .Custodian
TEN ENT - as tenants by the                                    (Cust)
          entireties                             Under Uniform Gifts to Minors
JT TEN -  as joint tenants with
          rights of survivorship
          and not as tenants in           Act................
          common                                    (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________
     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

______________________________________
                                          ______________________________________


_______________________________________________________________________________
         Please print or typewrite name and address of assignee

_______________________________________________________________________________
the within Certificate and does hereby or irrevocably constitute and appoint

_______________________________________________________________________________
to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:________________________________   ______________________________________
                                         NOTICE:  The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         Certificate in every particular without
                                         alteration or enlargement or any change
                                         whatever.

______________________________________
SIGNATURE GUARANTEED The signature must
be guaranteed by a commercial bank or
trust company or by a member firm of
the New York Stock Exchange or another
national securities exchange. Notarized
or witnessed signatures are not
acceptable.


                                     A-14-9

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________ for the account of _________________________________________ account number _____________________
or, if mailed by check, to __________________________. Statements should be mailed to ______________________. This information is provided by assignee named above, or ____________________________, as its agent.

















                                    A-14-10

                                  EXHIBIT A-15

                          [FORM OF CLASS O CERTIFICATE]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, ANY UNDERWRITER, THE TRUSTEE, THE MASTER SERVICER, THE SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THE CERTIFICATES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) TO A BUYER WHOM THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D OF THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT FOR AN INSURANCE COMPANY INVESTING SOLELY ASSETS OF ITS GENERAL ACCOUNT, WHICH SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT THE PURCHASE AND OWNERSHIP OF THIS CERTIFICATE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE.

THIS CLASS O CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THE CERTIFICATES EVIDENCED BY THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS, REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS CLASS O CERTIFICATE. ACCORDINGLY,

                                     A-15-1

THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS AN INVESTMENT UNIT COMPRISED OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE, AND A BENEFICIAL OWNERSHIP INTEREST IN THE ASSETS OF A GRANTOR TRUST.

THIS CLASS O CERTIFICATE WAS ISSUED ON APRIL __, 1999 AND TO THE EXTENT IT CONSTITUTES A REMIC REGULAR INTEREST, IT IS TREATED AS HAVING BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE OF THIS CERTIFICATE ALLOCATED BY THE DEPOSITOR TO THE REMIC REGULAR INTEREST IS _______% OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE. ASSUMING THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS BASED ON CERTAIN ASSUMPTIONS USED IN PRICING THE CERTIFICATES AND THAT THE STATED INTEREST IS TREATED AS "QUALIFIED STATED INTEREST", THE FOLLOWING INFORMATION WOULD BE
APPLICABLE: (I) THE AMOUNT OF OID AS A PERCENTAGE OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE WOULD BE APPROXIMATELY _________%, (II) THE YIELD TO MATURITY OF THIS CERTIFICATE FOR PURPOSES OF COMPUTING OID WOULD BE APPROXIMATELY ________% PER ANNUM, COMPOUNDED MONTHLY, AND (III) THE TOTAL AMOUNT OF OID ALLOCABLE TO THE INITIAL ACCRUAL PERIOD (APRIL __, 1999 TO MAY 15,
1999) FOR PURPOSES OF COMPUTING OID ON THIS CERTIFICATE AS A PERCENTAGE OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE WOULD BE APPROXIMATELY _______%. THE METHOD USED TO CALCULATE THE YIELD TO MATURITY AND THE AMOUNT OF OID ALLOCABLE TO THE INITIAL ACCRUAL PERIOD IS THE EXACT METHOD. THE ACTUAL YIELD TO MATURITY AND OID ON THIS CERTIFICATE MAY DIFFER FROM THE PROJECTED AMOUNTS. THE PREPAYMENT ASSUMPTION USED IN CALCULATING THE YIELD TO MATURITY IS 0% CPR AND THE PAYMENT OF THE BALLOON PAYMENT ON THE HYPERAMORTIZATION DATE IN THE CASE OF THE HYPERAMORTIZATION LOANS. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT THE ASSUMED RATE OR ANY OTHER RATE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



                                     A-15-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1999-FNV1


INITIAL PASS-THROUGH RATE:  6.12%         CERTIFICATE PRINCIPAL BALANCE OF THIS
                                          CLASS O CERTIFICATE AS OF THE CLOSING
                                          DATE $6,321,383

DATE OF POOLING & SERVICING               MASTER SERVICER:  AMRESCO SERVICES,
AGREEMENT:  AS OF APRIL 1, 1999           L.P.

CUT-OFF DATE:  APRIL 1, 1999              INITIAL SPECIAL SERVICER:  BANC ONE
                                          MORTGAGE CAPITAL MARKETS, LLC

CLOSING DATE:  APRIL 21, 1999             TRUSTEE:  NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE:
MAY 15, 1999

AGGREGATE CERTIFICATE PRINCIPAL           CUSIP NO.  ________
BALANCE OF THE CLASS O
CERTIFICATE AS OF THE CLOSING DATE:       NO. 1
$6,321,383


                               CLASS O CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT Cede & Co. is the registered owner of the interest evidenced by this Certificate in the Class O Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Master Servicer and the Special Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account, the Distribution Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

         The Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Principal Balance of this Certificate specified on the face hereof by the aggregate initial Certificate Principal Balance of the Class O Certificates. The Certificates are designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-FNV1 and are issued in nineteen Classes as specifically set forth in the Pooling and

                                     A-15-3

Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

         Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at a Pass-Through Rate calculated as specified in the Pooling and Servicing Agreement on the Certificate Principal Balance of this Certificate immediately prior to each Distribution Date. Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

         As provided in the Pooling and Servicing Agreement, this Certificate entitles the holder to receive distributions from amounts, if any, on deposit in the Excess Interest Distribution Account from time to time, and upon the termination of the Trust.

         Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Certificateholders in the manner set forth in the Pooling and Servicing Agreement. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes


                                     A-15-4
including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

         All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Trustee by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Trustee with wiring instructions on or before the related Record Date, or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

         The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Certificate Principal Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

         Subject to the terms of the Pooling and Servicing Agreement, the Class A-1 and A-2 Certificates will initially be issued in denominations of $25,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The Class B Certificates will initially be issued in denominations of $50,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The remaining Certificates will initially be issued in denominations of $100,000 initial Certificate Principal Balance or Certificate Notional Amount, as applicable and in any whole dollar denomination in excess thereof. Each Class of Certificates other than the Residual Certificates will be represented by one or more Certificates registered in the name of Cede & Co., as nominee of the DTC. No Certificate Owner will be entitled to receive a Definitive Certificate representing such interest, except under the limited circumstances described in the Pooling and Servicing Agreement. The Residual Certificates will be issued in fully registered, certificated form in minimum percentage interests of 10% and in multiples of 10% in excess thereof.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations

                                     A-15-5
as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Master Servicer, the Special Servicer and the Certificate Registrar and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Master Servicer, the Special Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

         The obligations and responsibilities of the Trustee created hereby (other than the obligation of the Trustee to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earlier of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan held by the Trust and (B) the disposition of the last REO Property held by the Trust and (ii) the sale of all Mortgage Loans and any REO Properties held by the Trust in accordance with
Section 10.1(b) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof. The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R-I Certificates.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Pooling and Servicing Agreement.

         THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.


                                     A-15-6

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under this official seal.

                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Trustee



                                          By:___________________________________
                                             AUTHORIZED OFFICER


Dated:  April __, 1999
























                                     A-15-7

                          CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS O CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.


                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Authenticating Agent



                                          BY:___________________________________
                                             AUTHORIZED SIGNATORY















                                     A-15-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common             UNIF GIFT MIN ACT . . . .Custodian
TEN ENT - as tenants by the                                  (Cust)
          entireties                             Under Uniform Gifts to Minors
JT TEN -  as joint tenants with
          rights of survivorship
          and not as tenants in           Act.............
          common                                 (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________
     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


______________________________________
                                          ______________________________________

_______________________________________________________________________________
         Please print or typewrite name and address of assignee

_______________________________________________________________________________
the within Certificate and does hereby or irrevocably constitute and appoint

_______________________________________________________________________________
to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:________________________________   ______________________________________
                                         NOTICE:  The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         Certificate in every particular without
                                         alteration or enlargement or any change
                                         whatever.

______________________________________
SIGNATURE GUARANTEED The signature must
be guaranteed by a commercial bank or
trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.


                                     A-15-9

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________ for the account of _________________________________________ account number _____________________
or, if mailed by check, to __________________________. Statements should be mailed to ______________________. This information is provided by assignee named above, or ____________________________, as its agent.



























                                    A-15-10

                                  EXHIBIT A-16

                         [FORM OF CLASS R-I CERTIFICATE]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, ANY UNDERWRITER, THE TRUSTEE, THE MASTER SERVICER, THE SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THE CERTIFICATES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) TO A BUYER WHOM THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D OF THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"). THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

THIS CERTIFICATE MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED TO "DISQUALIFIED ORGANIZATIONS" WITHIN THE MEANING OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

A SALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R-I CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE TRUSTEE TO THE EFFECT THAT (1) SUCH TRANSFEREE AGREES TO BE BOUND BY THE TERMS OF THE POOLING AND SERVICING AGREEMENT AND ALL RESTRICTIONS SET FORTH ON THE FACE HEREOF, (2) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND, EXCEPT FOR FHLMC, A MAJORITY ITS BOARD OF DIRECTORS IS NOT SELECTED BY ANY SUCH GOVERNMENTAL UNIT), (B) AN ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN


                                     A-16-1

SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE (UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (C) A RURAL ELECTRIC OR TELEPHONE COOPERATIVE DESCRIBED IN SECTION 1381 OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), (D) A PERSON THAT IS NOT A CITIZEN OF OR RESIDENT OF THE UNITED STATES, A CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN, OR UNDER THE LAWS OF, THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR AN ESTATE WHOSE INCOME FROM SOURCES WITHOUT THE UNITED STATES IS INCLUDABLE IN GROSS INCOME FOR UNITED STATES FEDERAL INCOME TAX PURPOSES REGARDLESS OF ITS CONNECTION WITH THE CONDUCT OF TRADE OR BUSINESS IN THE UNITED STATES OR A TRUST SUBJECT TO THE CONTROL OF A UNITED STATES FIDUCIARY AND THE PRIMARY SUPERVISION OF A UNITED STATES COURT (ANY SUCH PERSON BEING HEREINAFTER REFERRED TO AS A "UNITED STATES PERSON") OR (E) AN AGENT OF A DISQUALIFIED ORGANIZATION OR A NON-UNITED STATES PERSON, AND (3) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R-I CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR A NON-UNITED STATES PERSON OR AN AGENT OF A DISQUALIFIED ORGANIZATION OR A NON-UNITED STATES PERSON, OR TO ANY OTHER PROHIBITED TRANSFEREE AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R-I CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.



                                     A-16-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1999-FNV1


PERCENTAGE INTEREST OF THIS CLASS         MASTER SERVICER:  AMRESCO SERVICES,
R-I CERTIFICATE:  _____%                  L.P.

DATE OF POOLING & SERVICING               INITIAL SPECIAL SERVICER:  BANC ONE
AGREEMENT:  AS OF APRIL 1, 1999           MORTGAGE CAPITAL MARKETS, LLC

CUT-OFF DATE:  APRIL 1, 1999              TRUSTEE:  NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION

CLOSING DATE:  APRIL 21, 1999

FIRST DISTRIBUTION DATE:
MAY 15, 1999

                                          NO. _________

                              CLASS R-I CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT Morgan Stanley & Co. Incorporated is the registered owner of the interest evidenced by this Certificate in the Class R-I Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Master Servicer, the Special Servicer and the Fiscal Agent, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account, the Distribution Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

         The Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest in the Class R-I Certificates specified on the face hereof. The Certificates are designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-FNV1 and are issued in nineteen Classes as specifically set forth in the Pooling and Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from

                                     A-16-3
time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

         The Holder of this Certificate shall be entitled to receive only certain amounts set forth in the Pooling and Servicing Agreement, including a distribution upon termination of the Pooling and Servicing Agreement and the related REMIC created thereby of the amounts which remain on deposit in the Distribution Account after payment to the Holders of all other Certificates of all amounts set forth in the Pooling and Servicing Agreement. Distributions on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Certificateholders in the manner set forth in the Pooling and Servicing Agreement. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

         All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Trustee by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Trustee with wiring instructions on or before the related Record Date, or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

         The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of

                                     A-16-4
not less than 51% of the aggregate Certificate Principal Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

         Subject to the terms of the Pooling and Servicing Agreement, the Class A-1 and A-2 Certificates will initially be issued in denominations of $25,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The Class B Certificates will initially be issued in denominations of $50,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The remaining Certificates will initially be issued in denominations of $100,000 initial Certificate Principal Balance or Certificate Notional Amount, as applicable and in any whole dollar denomination in excess thereof. Each Class of Certificates other than the Residual Certificates will be represented by one or more Certificates registered in the name of Cede & Co., as nominee of the DTC. No Certificate Owner will be entitled to receive a Definitive Certificate representing such interest, except under the limited circumstances described in the Pooling and Servicing Agreement. The Residual Certificates will be issued in fully registered, certificated form in minimum percentage interests of 10% and in multiples of 10% in excess thereof.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Master Servicer, the Special Servicer and the Certificate Registrar and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Master Servicer, the Special Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

         The obligations and responsibilities of the Trustee created hereby (other than the obligation of the Trustee to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earlier of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan held by the Trust and (B) the disposition of the last REO Property held by the Trust and (ii) the sale of all Mortgage Loans and any REO Properties held by the Trust in accordance with
Section 10.1(b) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the

                                     A-16-5
expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof. The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R-I Certificates.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Pooling and Servicing Agreement.

         THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.


















                                     A-16-6

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under this official seal.

                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Trustee



                                          By:___________________________________
                                             AUTHORIZED OFFICER


Dated:  April __, 1999















                                     A-16-7

                          CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS R-I CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.


                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Authenticating Agent



                                          BY:___________________________________
                                             AUTHORIZED SIGNATORY



















                                     A-16-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common             UNIF GIFT MIN ACT . . . .Custodian
TEN ENT - as tenants by the                                  (Cust)
          entireties                             Under Uniform Gifts to Minors
JT TEN -  as joint tenants with
          rights of survivorship
          and not as tenants in           Act.................
          common                                    (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


______________________________________
                                          ______________________________________

________________________________________________________________________________
         Please print or typewrite name and address of assignee

________________________________________________________________________________
the within Certificate and does hereby or irrevocably constitute and appoint

________________________________________________________________________________
to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:________________________________   _______________________________________
                                         NOTICE:  The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         Certificate in every particular without
                                         alteration or enlargement or any change
                                         whatever.


______________________________________
SIGNATURE GUARANTEED The signature must
be guaranteed by a commercial bank or
trust company or by a member firm of
the New York Stock Exchange or another
national securities exchange. Notarized
or witnessed signatures are not acceptable.

                                     A-16-9

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________ for the account of _________________________________________ account number _____________________
or, if mailed by check, to __________________________. Statements should be mailed to ______________________. This information is provided by assignee named above, or ____________________________, as its agent.






























                                    A-16-10

                                  EXHIBIT A-17

                        [FORM OF CLASS R-II CERTIFICATE]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, ANY UNDERWRITER, THE TRUSTEE, THE MASTER SERVICER, THE SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THE CERTIFICATES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) TO A BUYER WHOM THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D OF THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"). THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

THIS CERTIFICATE MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED TO "DISQUALIFIED ORGANIZATIONS" WITHIN THE MEANING OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

A SALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R-II CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE TRUSTEE TO THE EFFECT THAT (1) SUCH TRANSFEREE AGREES TO BE BOUND BY THE TERMS OF THE POOLING AND SERVICING AGREEMENT AND ALL RESTRICTIONS SET FORTH ON THE FACE HEREOF, (2) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND, EXCEPT FOR FHLMC, A MAJORITY ITS BOARD OF DIRECTORS IS NOT SELECTED BY ANY SUCH GOVERNMENTAL UNIT), (B) AN ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN


                                     A-17-1

SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE (UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (C) A RURAL ELECTRIC OR TELEPHONE COOPERATIVE DESCRIBED IN SECTION 1381 OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), (D) A PERSON THAT IS NOT A CITIZEN OF OR RESIDENT OF THE UNITED STATES, A CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN, OR UNDER THE LAWS OF, THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR AN ESTATE WHOSE INCOME FROM SOURCES WITHOUT THE UNITED STATES IS INCLUDABLE IN GROSS INCOME FOR UNITED STATES FEDERAL INCOME TAX PURPOSES REGARDLESS OF ITS CONNECTION WITH THE CONDUCT OF TRADE OR BUSINESS IN THE UNITED STATES OR A TRUST SUBJECT TO THE CONTROL OF A UNITED STATES FIDUCIARY AND THE PRIMARY SUPERVISION OF A UNITED STATES COURT (ANY SUCH PERSON BEING HEREINAFTER REFERRED TO AS A "UNITED STATES PERSON") OR (E) AN AGENT OF A DISQUALIFIED ORGANIZATION OR A NON-UNITED STATES PERSON, AND (3) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R-II CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR A NON-UNITED STATES PERSON OR AN AGENT OF A DISQUALIFIED ORGANIZATION OR A NON-UNITED STATES PERSON, OR TO ANY OTHER PROHIBITED TRANSFEREE AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R-II CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.



                                     A-17-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1999-FNV1


PERCENTAGE INTEREST OF THIS               MASTER SERVICER:  AMRESCO SERVICES,
CLASS R-II CERTIFICATE:_____%             L.P.

DATE OF POOLING & SERVICING               INITIAL SPECIAL SERVICER:  BANC ONE
AGREEMENT:  AS OF APRIL 1, 1999           MORTGAGE CAPITAL MARKETS, LLC

CUT-OFF DATE:  APRIL 1, 1999              TRUSTEE:  NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION

CLOSING DATE:  APRIL 21, 1999

FIRST DISTRIBUTION DATE:
MAY 15, 1999

                                          NO. _________

                             CLASS R-II CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT Morgan Stanley & Co. Incorporated is the registered owner of the interest evidenced by this Certificate in the Class R-II Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Master Servicer and the Special Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account, the Distribution Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

         The Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest in the Class R-II Certificates specified on the face hereof. The Certificates are designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-FNV1 and are issued in nineteen Classes as specifically set forth in the Pooling and Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from

                                     A-17-3
time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

         The Holder of this Certificate shall be entitled to receive only certain amounts set forth in the Pooling and Servicing Agreement, including a distribution upon termination of the Pooling and Servicing Agreement and the related REMIC created thereby of the amounts which remain on deposit in the Distribution Account after payment to the Holders of all other Certificates of all amounts set forth in the Pooling and Servicing Agreement. Distributions on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Certificateholders in the manner set forth in the Pooling and Servicing Agreement. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

         All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Trustee by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Trustee with wiring instructions on or before the related Record Date, or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

         The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of

                                     A-17-4
not less than 51% of the aggregate Certificate Principal Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

         Subject to the terms of the Pooling and Servicing Agreement, the Class A-1 and A-2 Certificates will initially be issued in denominations of $25,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The Class B Certificates will initially be issued in denominations of $50,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The remaining Certificates will initially be issued in denominations of $100,000 initial Certificate Principal Balance or Certificate Notional Amount, as applicable and in any whole dollar denomination in excess thereof. Each Class of Certificates other than the Residual Certificates will be represented by one or more Certificates registered in the name of Cede & Co., as nominee of the DTC. No Certificate Owner will be entitled to receive a Definitive Certificate representing such interest, except under the limited circumstances described in the Pooling and Servicing Agreement. The Residual Certificates will be issued in fully registered, certificated form in minimum percentage interests of 10% and in multiples of 10% in excess thereof.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Master Servicer, the Special Servicer and the Certificate Registrar and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Master Servicer, the Special Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

         The obligations and responsibilities of the Trustee created hereby (other than the obligation of the Trustee to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earlier of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan held by the Trust and (B) the disposition of the last REO Property held by the Trust and (ii) the sale of all Mortgage Loans and any REO Properties held by the Trust in accordance with
Section 10.1(b) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the

                                     A-17-5
expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof. The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R-I Certificates.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Pooling and Servicing Agreement.

         THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.



















                                     A-17-6

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under this official seal.

                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Trustee



                                          By:___________________________________
                                             AUTHORIZED OFFICER


Dated:  April __, 1999


























                                     A-17-7

                          CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS R-II CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.


                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Authenticating Agent



                                          BY:__________________________________
                                             AUTHORIZED SIGNATORY















                                     A-17-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common             UNIF GIFT MIN ACT . . . .Custodian
TEN ENT - as tenants by the                                   (Cust)
          entireties                             Under Uniform Gifts to Minors
JT TEN -  as joint tenants with
          rights of survivorship
          and not as tenants in           Act.................
          common                                    (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


______________________________________
                                          ______________________________________

________________________________________________________________________________
         Please print or typewrite name and address of assignee

________________________________________________________________________________
the within Certificate and does hereby or irrevocably constitute and appoint

________________________________________________________________________________
to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:________________________________   ______________________________________
                                         NOTICE:  The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         Certificate in every particular without
                                         alteration or enlargement or any change
                                         whatever.

______________________________________
SIGNATURE GUARANTEED The signature must
be guaranteed by a commercial bank or
trust company or by a member firm of
the New York Stock Exchange or another
national securities exchange. Notarized
or witnessed signatures are not
acceptable.



                                     A-17-9

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________ for the account of _________________________________________ account number _____________________
or, if mailed by check, to __________________________. Statements should be mailed to ______________________. This information is provided by assignee named above, or ____________________________, as its agent.



























                                    A-17-10

                                  EXHIBIT A-18

                        [FORM OF CLASS R-III CERTIFICATE]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, ANY UNDERWRITER, THE TRUSTEE, THE MASTER SERVICER, THE SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THE CERTIFICATES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) TO A BUYER WHOM THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D OF THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"). THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

THIS CERTIFICATE MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED TO "DISQUALIFIED ORGANIZATIONS" WITHIN THE MEANING OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

A SALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R-III CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE TRUSTEE TO THE EFFECT THAT (1) SUCH TRANSFEREE AGREES TO BE BOUND BY THE TERMS OF THE POOLING AND SERVICING AGREEMENT AND ALL RESTRICTIONS SET FORTH ON THE FACE HEREOF, (2) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND, EXCEPT FOR FHLMC, A MAJORITY ITS BOARD OF DIRECTORS IS NOT SELECTED BY ANY SUCH GOVERNMENTAL UNIT), (B) AN ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN

                                     A-18-1

SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE (UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (C) A RURAL ELECTRIC OR TELEPHONE COOPERATIVE DESCRIBED IN SECTION 1381 OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), (D) A PERSON THAT IS NOT A CITIZEN OF OR RESIDENT OF THE UNITED STATES, A CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN, OR UNDER THE LAWS OF, THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR AN ESTATE WHOSE INCOME FROM SOURCES WITHOUT THE UNITED STATES IS INCLUDABLE IN GROSS INCOME FOR UNITED STATES FEDERAL INCOME TAX PURPOSES REGARDLESS OF ITS CONNECTION WITH THE CONDUCT OF TRADE OR BUSINESS IN THE UNITED STATES OR A TRUST SUBJECT TO THE CONTROL OF A UNITED STATES FIDUCIARY AND THE PRIMARY SUPERVISION OF A UNITED STATES COURT (ANY SUCH PERSON BEING HEREINAFTER REFERRED TO AS A "UNITED STATES PERSON") OR (E) AN AGENT OF A DISQUALIFIED ORGANIZATION OR A NON-UNITED STATES PERSON, AND (3) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R-III CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR A NON-UNITED STATES PERSON OR AN AGENT OF A DISQUALIFIED ORGANIZATION OR A NON-UNITED STATES PERSON, OR TO ANY OTHER PROHIBITED TRANSFEREE AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R-III CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.


                                     A-18-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1999-FNV1


PERCENTAGE INTEREST OF THIS               MASTER SERVICER:  AMRESCO SERVICES,
 CLASS R-III CERTIFICATE:___%             L.P.

DATE OF POOLING & SERVICING               INITIAL SPECIAL SERVICER:  BANC ONE
AGREEMENT:  AS OF APRIL 1, 1999           MORTGAGE CAPITAL MARKETS, LLC

CUT-OFF DATE:  APRIL 1, 1999              TRUSTEE:  NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION

CLOSING DATE:  APRIL 21, 1999

FIRST DISTRIBUTION DATE:
MAY 15, 1999

                                          NO. _________

                             CLASS R-III CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT Morgan Stanley & Co. Incorporated is the registered owner of the interest evidenced by this Certificate in the Class R-III Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Master Servicer and the Special Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account, the Distribution Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

         The Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest in the Class R-III Certificates specified on the face hereof. The Certificates are designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-FNV1 and are issued in nineteen Classes as specifically set forth in the Pooling and Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from


                                     A-18-3
time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

         The Holder of this Certificate shall be entitled to receive only certain amounts set forth in the Pooling and Servicing Agreement, including a distribution upon termination of the Pooling and Servicing Agreement and the related REMIC created thereby of the amounts which remain on deposit in the Distribution Account after payment to the Holders of all other Certificates of all amounts set forth in the Pooling and Servicing Agreement. Distributions on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Certificateholders in the manner set forth in the Pooling and Servicing Agreement. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

         All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Trustee by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Trustee with wiring instructions on or before the related Record Date, or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

         The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of


                                     A-18-4
not less than 51% of the aggregate Certificate Principal Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

         Subject to the terms of the Pooling and Servicing Agreement, the Class A-1 and A-2 Certificates will initially be issued in denominations of $25,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The Class B Certificates will initially be issued in denominations of $50,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The remaining Certificates will initially be issued in denominations of $100,000 initial Certificate Principal Balance or Certificate Notional Amount, as applicable and in any whole dollar denomination in excess thereof. Each Class of Certificates other than the Residual Certificates will be represented by one or more Certificates registered in the name of Cede & Co., as nominee of the DTC. No Certificate Owner will be entitled to receive a Definitive Certificate representing such interest, except under the limited circumstances described in the Pooling and Servicing Agreement. The Residual Certificates will be issued in fully registered, certificated form in minimum percentage interests of 10% and in multiples of 10% in excess thereof.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Master Servicer, the Special Servicer and the Certificate Registrar and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Master Servicer, the Special Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

         The obligations and responsibilities of the Trustee created hereby (other than the obligation of the Trustee to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earlier of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan held by the Trust and (B) the disposition of the last REO Property held by the Trust and (ii) the sale of all Mortgage Loans and any REO Properties held by the Trust in accordance with
Section 10.1(b) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the


                                     A-18-5
expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof. The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R-I Certificates.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Pooling and Servicing Agreement.

         THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.


                                     A-18-6

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under this official seal.

                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Trustee



                                          By:___________________________________
                                             AUTHORIZED OFFICER


Dated:  April __, 1999


















                                     A-18-7

                          CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS R-III CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.


                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Authenticating Agent



                                           BY:__________________________________
                                              AUTHORIZED SIGNATORY






















                                     A-18-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common             UNIF GIFT MIN ACT . . . .Custodian
TEN ENT - as tenants by the                                   (Cust)
          entireties                             Under Uniform Gifts to Minors
JT TEN -  as joint tenants with
          rights of survivorship
          and not as tenants in           Act..................
          common                                      (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


______________________________________
                                          ______________________________________


_______________________________________________________________________________
         Please print or typewrite name and address of assignee

_______________________________________________________________________________
the within Certificate and does hereby or irrevocably constitute and appoint

_______________________________________________________________________________
to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:________________________________   ______________________________________
                                         NOTICE:  The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         Certificate in every particular without
                                         alteration or enlargement or any change
                                         whatever.


______________________________________
SIGNATURE GUARANTEED The signature must
be guaranteed by a commercial bank or
trust company or by a member firm of
the New York Stock Exchange or another
national securities exchange. Notarized
or witnessed signatures are not acceptable.

                                     A-18-9

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________ for the account of _________________________________________ account number _____________________
or, if mailed by check, to __________________________. Statements should be mailed to ______________________. This information is provided by assignee named above, or ____________________________, as its agent.



                                    A-18-10

                                  EXHIBIT A-19

                          [FORM OF CLASS X CERTIFICATE]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, ANY UNDERWRITER, THE TRUSTEE, THE MASTER SERVICER, THE SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THE CERTIFICATES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) TO A BUYER WHOM THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D OF THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

NOTWITHSTANDING THE ABOVE, IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST BE AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT").

THE PORTION OF THE CERTIFICATE NOTIONAL AMOUNT OF THE CERTIFICATES EVIDENCED BY THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL PAYMENTS, REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE MORTGAGE LOANS ALLOCABLE TO THE CERTIFICATE NOTIONAL AMOUNT OF THIS CLASS X CERTIFICATE. ACCORDINGLY, THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE NOTIONAL AMOUNT BY INQUIRY OF THE TRUSTEE.


                                     A-19-1

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS AN INVESTMENT UNIT COMPRISED OF FIFTEEN COMPONENT INTERESTS, EACH OF WHICH IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CLASS X CERTIFICATE WAS ISSUED ON APRIL __, 1999 AND IS TREATED AS HAVING BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE OF THIS CERTIFICATE IS 2.8334% OF THE ORIGINAL NOTIONAL PRINCIPAL AMOUNT OF THIS CERTIFICATE. ASSUMING THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS BASED ON CERTAIN ASSUMPTIONS USED IN PRICING THE CERTIFICATES AND THAT NONE OF THE STATED INTEREST IS TREATED AS "QUALIFIED STATED INTEREST", THE FOLLOWING INFORMATION WOULD BE APPLICABLE: (I) THE AMOUNT OF OID AS A PERCENTAGE OF THE ORIGINAL NOTIONAL PRINCIPAL AMOUNT OF THIS CERTIFICATE WOULD BE APPROXIMATELY ______%, (II) THE YIELD TO MATURITY OF THIS CERTIFICATE FOR PURPOSES OF COMPUTING OID WOULD BE APPROXIMATELY _______% PER ANNUM, COMPOUNDED MONTHLY, AND (III) THE TOTAL AMOUNT OF OID ALLOCABLE TO THE INITIAL ACCRUAL PERIOD (APRIL __, 1999 TO MAY 15, 1999) FOR PURPOSES OF COMPUTING OID ON PRINCIPAL AMOUNT OF THIS CERTIFICATE WOULD BE APPROXIMATELY ______%. THE METHOD USED TO CALCULATE THE YIELD TO MATURITY AND THE AMOUNT OF OID ALLOCABLE TO THE INITIAL ACCRUAL PERIOD IS THE EXACT METHOD. THE ACTUAL YIELD TO MATURITY AND OID ON THIS CERTIFICATE MAY DIFFER FROM THE PROJECTED AMOUNTS. THE PREPAYMENT ASSUMPTION USED IN CALCULATING THE YIELD TO MATURITY IS 0% CPR AND THE PAYMENT OF THE BALLOON PAYMENT ON THE HYPERAMORTIZATION DATE IN THE CASE OF THE HYPERAMORTIZATION LOANS. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT THE ASSUMED RATE OR ANY OTHER RATE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                     A-19-2

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1999-FNV1


INITIAL PASS-THROUGH RATE:  0.98%         INITIAL CERTIFICATE NOTIONAL AMOUNT OF
                                          THIS CLASS X CERTIFICATE: $632,094,383

DATE OF POOLING & SERVICING               MASTER SERVICER:  AMRESCO SERVICES,
AGREEMENT:  AS OF APRIL 1, 1999           L.P.

CUT-OFF DATE:  APRIL 1, 1999              INITIAL SPECIAL SERVICER:  BANC ONE
                                          MORTGAGE CAPITAL MARKETS, LLC

CLOSING DATE:  APRIL 21, 1999             TRUSTEE:  NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE:
MAY 15, 1999

AGGREGATE CERTIFICATE NOTIONAL            CUSIP NO.  [_________]
AMOUNT OF THE CLASS X
CERTIFICATES AS OF THE CLOSING DATE:      NO. 1
$632,094,383


                               CLASS X CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT Cede & Co. is the registered owner of the interest evidenced by this Certificate in the Class X Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Master Servicer and the Special Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account, the Distribution Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

         The Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Notional Amount of this Certificate specified on the face hereof by the initial aggregate Certificate Notional Amount of the Class X Certificates. The Certificates are designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-FNV1 and are issued in nineteen Classes as specifically set forth in the Pooling and Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.


                                     A-19-3

         This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

         Distributions of interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at a Pass-Through Rate calculated as specified in the Pooling and Servicing Agreement on the Certificate Notional Amount of this Certificate immediately prior to each Distribution Date. Interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

         Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Certificateholders in the manner set forth in the Pooling and Servicing Agreement. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

         All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Trustee by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately

                                     A-19-4
available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Trustee with wiring instructions on or before the related Record Date, or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

         The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Certificate Principal Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

         Subject to the terms of the Pooling and Servicing Agreement, the Class A-1 and A-2 Certificates will initially be issued in denominations of $25,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The Class B Certificates will initially be issued in denominations of $50,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The remaining Certificates will initially be issued in denominations of $100,000 initial Certificate Principal Balance or Certificate Notional Amount, as applicable and in any whole dollar denomination in excess thereof. Each Class of Certificates other than the Residual Certificates will be represented by one or more Certificates registered in the name of Cede & Co., as nominee of the DTC. No Certificate Owner will be entitled to receive a Definitive Certificate representing such interest, except under the limited circumstances described in the Pooling and Servicing Agreement. The Residual Certificates will be issued in fully registered, certificated form in minimum percentage interests of 10% and in multiples of 10% in excess thereof.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Master Servicer, the Special Servicer and the Certificate Registrar and any of their agents may treat the Person in whose name this Certificate is registered as the

                                     A-19-5
owner hereof for all purposes, and neither the Depositor, the Trustee, the Master Servicer, the Special Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

         The obligations and responsibilities of the Trustee created hereby (other than the obligation of the Trustee to make payments to the Certificateholders as set forth in Section 10.2 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earlier of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan held by the Trust and (B) the disposition of the last REO Property held by the Trust and (ii) the sale of all Mortgage Loans and any REO Properties held by the Trust in accordance with
Section 10.1(b) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof. The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R-I Certificates.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Pooling and Servicing Agreement.

         THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.





                                     A-19-6

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under this official seal.

                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Trustee



                                          By:___________________________________
                                             AUTHORIZED OFFICER


Dated:  April __, 1999














                                     A-19-7

                          CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS X CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.


                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Authenticating Agent



                                          BY:___________________________________
                                             AUTHORIZED SIGNATORY


















                                     A-19-8

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common             UNIF GIFT MIN ACT . . . .Custodian
TEN ENT - as tenants by the                                  (Cust)
          entireties                             Under Uniform Gifts to Minors
JT TEN -  as joint tenants with
          rights of survivorship
          and not as tenants in           Act..................
          common                                      (State)

     Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


______________________________________
                                          ______________________________________

________________________________________________________________________________
         Please print or typewrite name and address of assignee

________________________________________________________________________________
the within Certificate and does hereby or irrevocably constitute and appoint

________________________________________________________________________________
to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:________________________________   ______________________________________
                                         NOTICE:  The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         Certificate in every particular without
                                         alteration or enlargement or any change
                                         whatever.


______________________________________
SIGNATURE GUARANTEED The signature must
be guaranteed by a commercial bank or
trust company or by a member firm of
the New York Stock Exchange or another
national securities exchange. Notarized
or witnessed signatures are not acceptable.


                                     A-19-9

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________ for the account of _________________________________________ account number _____________________
or, if mailed by check, to __________________________. Statements should be mailed to ______________________. This information is provided by assignee named above, or ____________________________, as its agent.











                                    A-19-10

                                   EXHIBIT B-1

                    FORM OF INITIAL CERTIFICATION OF TRUSTEE


                                 April __, 1999

Morgan Stanley Capital I Inc.
1585 Broadway, 37th Floor
New York, New York 10036

           Re: Pooling and Servicing Agreement ("Pooling and
               Servicing Agreement") relating to Morgan Stanley
               Capital I Inc., Commercial Mortgage Pass-Through
               Certificates, Series 1999-FNV1
               -----------------------------------------------------------------

Ladies and Gentlemen:

         In accordance with the provisions of Section 2.2 of the Pooling and Servicing Agreement, the undersigned hereby certifies that, with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and subject to the exceptions noted in the schedule of exceptions attached hereto, that: (a) all documents specified in clause (i) of the definition of "Mortgage File" are in its possession, (b) such documents have been reviewed by it and have not been materially mutilated, damaged, defaced, torn or otherwise physically altered, and such documents relate to such Mortgage Loan, (c) based on its examination and only as to the foregoing documents, the loan number set forth in the Mortgage Loan Schedule respecting such Mortgage Loan accurately reflects the information contained in such documents, and (d) each Mortgage Note has been endorsed as provided in clause (i) of the definition of "Mortgage File". The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents contained in each Mortgage File or any of the Mortgage Loans identified in the Mortgage Loan Schedule, or
(ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

         The Trustee acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

         Capitalized words and phrases used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Certificate is subject in all respects to the terms of said Pooling and Servicing Agreement.

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Trustee



                                        By:___________________________
                                             Name:
                                             Title:

                                     B-1-1

                                   EXHIBIT B-2

                     FORM OF FINAL CERTIFICATION OF TRUSTEE


                                 April __, 1999

Morgan Stanley Capital I Inc.
1585 Broadway, 37th Floor
New York, New York 10036

           Re: Pooling and Servicing Agreement ("Pooling and
               Servicing Agreement") relating to Morgan Stanley
               Capital I Inc., Commercial Mortgage Pass-Through
               Certificates, Series 1999-FNV1
               -----------------------------------------------------------------

Ladies and Gentlemen:

         In accordance with the provisions of Section 2.2 of the Pooling and Servicing Agreement, the undersigned hereby certifies that, with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and subject to the exceptions noted in the schedule of exceptions attached hereto, that: (a) all documents specified in clauses (i), (ii), (iii), (ix), (xii) (to the extent it relates to the foregoing) and (xiii) are in its possession, (b) documents delivered to it or a Custodian as part of the related Mortgage File have been reviewed by it or such Custodian and have not been materially mutilated, damaged, defaced, torn or otherwise physically altered, and such documents relate to such Mortgage Loan,
(c) based on its examination and only as to the foregoing documents, the street address of the Mortgaged Property (but not the zip code) and the name of the Mortgagor set forth in the Mortgage Loan Schedule respecting such Mortgage Loan accurately reflects the information contained in the documents in the Mortgage File, and (d) each Mortgage Note has been endorsed as provided in clauses (i) of the definition of "Mortgage File". The Trustee makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File or any of the Trustee Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.


         The Trustee acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.


         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Certificate is qualified in all respects by the terms of said Pooling and Servicing Agreement including but not limited to Section 2.2.



                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Trustee


                                        By:___________________________
                                             Name:
                                             Title:

                                      B-2-1

                                    EXHIBIT C

                           FORM OF REQUEST FOR RELEASE

To:  Norwest Bank Minnesota, National Association
     1031 10th Avenue, S.E.
     Minneapolis, Minnesota 55414

     Attn: Mortgage Document Custody (CMBS)

           Re: Morgan Stanley Capital I Inc., Commercial
               Morgan Pass-Through Certificates, Series 1999-FNV1
               --------------------------------------------------

                           Date: [____________, ____, ___]

         In connection with the administration of the Mortgage Loans held by you as Trustee under the Pooling and Servicing Agreement dated as of April 1, 1999, by and among Morgan Stanley Capital I Inc., as Depositor, AMRESCO Services, L.P., as Master Servicer, Banc One Mortgage Capital Markets LLC, as Special Servicer and Norwest Bank Minnesota, National Association, as Trustee (the "Pooling and Servicing Agreement"), the undersigned hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

                      Property Name:

                      Address:

                      Loan No.:

                      Reason for requesting file:

____1.   Mortgage Loan paid in full.
         (The [Master] [Special] Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be, following the [Master] [Special] Servicer's release of the Trustee Mortgage File, credited to the Collection Account or the Distribution Account pursuant to the Pooling and Servicing Agreement.)

____2.   Mortgage Loan repurchased.
         (The [Master] [Special] Servicer hereby certifies that the Purchase Price has been credited to the Distribution Account pursuant to the Pooling and Servicing Agreement.)

____3. Mortgage Loan substituted.
         (The [Master] [Special] Servicer hereby certifies that a Qualifying Substitute Mortgage Loan has been assigned and delivered to you along with the related Mortgage File pursuant to the Pooling and Servicing Agreement.)

____4.   The Mortgage Loan is being foreclosed.

____5.   Other. (Describe)

         The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you, except if the Mortgage Loan has been paid in full, repurchased or substituted for by a Qualifying Substitute Mortgage Loan (in which case the Mortgage File will be retained by us permanently), when no longer required by us for such purpose).

         Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                          [Name of [Master] [Special]
                                          Servicer]




                                          By:__________________________________
                                               Name:
                                               Title:

                                   EXHIBIT D-1

             TRANSFERS OF DEFINITIVE PRIVATELY OFFERED CERTIFICATES

                                     [Date]

To: Norwest Bank Minnesota, National Association
    Norwest Center, Sixth and Marquette
    Minneapolis, Minnesota 55479-0113

    Attn: Corporate Trust Services (CMBS)



          Re: Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
              Certificates, Series 1999-FNV1 (the "Certificates")

Dear Sirs:

         This letter is delivered to you in connection with the transfer by _______________ (the "Transferor") to ________________ (the "Transferee") of a
Certificate (the "Transferred Certificate") having an initial Principal Balance or Notional Amount as of April __, 1999 (the "Closing Date") of $__________. The Certificates were issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be dated as of April 1, 1999, among Morgan Stanley Capital I Inc. as depositor (the "Depositor"), AMRESCO Services, L.P., as master servicer, Banc One Mortgage Capital Markets LLC, as special servicer and Norwest Bank Minnesota, National Association, as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

                  1. The Transferor is the lawful owner of the Transferred Certificate with the full right to transfer such Certificate free from any and all claims and encumbrances whatsoever.

                  2. Neither the Transferor nor anyone acting on its behalf has
         (a) offered, transferred, pledged, sold or otherwise disposed of any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of any Certificate under the Securities Act of 1933, as amended (the "Securities Act"), or would render the disposition of any Certificate a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any Certificate pursuant to the Securities Act or any state securities laws.

                                  Very truly yours,

                                  (Transferor)

                                  By:_________________________________
                                  Name:_______________________________
                                  Title:______________________________

                                      D-1-1

                                  EXHIBIT D-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                           FOR TRANSFERS OF DEFINITIVE
                         PRIVATELY OFFERED CERTIFICATES

                                     [Date]

To: Norwest Bank Minnesota, National Association
    Norwest Center, Sixth and Marquette
    Minneapolis, Minnesota 55479-0113

    Attn: Corporate Trust Services (CMBS)



          Re: Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
              Certificates, Series 1999-FNV1 (the "Certificates")

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to __________________ (the "Transferee") of
Class __________ Certificates having an initial Principal Balance or Notional Amount as of April __, 1999 (the "Closing Date") of $____________ (the "Transferred Certificates"). The Certificates, including the Transferred Certificates, were issued pursuant to the Pooling and Servicing Agreement, to be dated as of April 1, 1999 (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc., as depositor (the "Depositor"), AMRESCO Services, L.P., as master servicer, Banc One Mortgage Capital Markets LLC, as special servicer, and Norwest Bank Minnesota, National Association, as trustee. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

                  1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act") and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it of the Transferred Certificates is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of a Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.





                                     D-2-1

                  2. The Transferee has been furnished with all information regarding (a) the Transferred Certificates and distributions thereon,
         (b) the nature, performance and servicing of the Mortgage Loans, (c) the Pooling and Servicing Agreement, and (d) any credit enhancement mechanism associated with the Transferred Certificates, that it has requested.

                                  Very truly yours,

                                  ______________________________________
                                  (Transferor)


                                  By:___________________________________
                                  Name:_________________________________
                                  Title:________________________________


                                     D-2-2

                                                         ANNEX 1 TO EXHIBIT D-2A
                                                         -----------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------


          [for Transferees other than Registered Investment Companies]

         The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Certificate Registrar], as Certificate Registrar, with respect to the mortgage pass-through certificates being transferred (the "Transferred Certificates") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

                  1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

                  2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Transferee owned and/or invested on a discretionary basis $______________________1 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

         ____ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

         ____ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

         ____ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

         ____ Broker-dealer.  The Transferee is a dealer registered pursuant to
Section 15 of the Securities Exchange Act of 1934, as amended.

         ____ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and

-------------
1 Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.



                                     D-2-3
which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.


         ____ State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ____ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         ____ Investment Adviser. The Transferee is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

         ____ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

                  3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

                  4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

                  5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

         ____     ____   Will the Transferee be purchasing the  Transferred
         Yes      No     Certificates  only for the Transferee's own account?


         6. If the answer to the foregoing question is "No", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

         7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the


                                     D-2-4

Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase promptly after they become available.


                                       ________________________________________
                                       Print Name of Transferee


                                       By:_____________________________________
                                            Name_______________________________
                                            Title:_____________________________
                                            Date:______________________________














                                     D-2-5

                                                         ANNEX 2 TO EXHIBIT D-2A
                                                         -----------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

           [for Transferees that are Registered Investment Companies]

         The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Certificate Registrar], as Certificate Registrar, with respect to the mortgage pass-through certificate being transferred (the "Transferred Certificates") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

                  1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

                  2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee of any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

         The Transferee owned and/or invested on a discretionary basis $__________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         The Transferee is part of a Family of Investment Companies which owned in the aggregate $____________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations,
         (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.


                                     D-2-6

                  5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

         ____     ____     Will the Transferee be purchasing the  Transferred
         Yes      No       Certificates  only for the Transferee's own account?

                  6. If the answer to the foregoing question is "No", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

                  7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice by the undersigned, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                       ________________________________________
                                       Print Name of Transferee or Advisor


                                       By:_____________________________________
                                            Name_______________________________
                                            Title:_____________________________
                                            Date:______________________________

                                       IF AN ADVISER:


                                       ________________________________________
                                       Print Name of Transferee


                                       Date:___________________________________


                                     D-2-7

                                  EXHIBIT D-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                           FOR TRANSFERS OF DEFINITIVE
                         PRIVATELY OFFERED CERTIFICATES

                                     [Date]

To: Norwest Bank Minnesota, National Association
    Norwest Center, Sixth and Marquette
    Minneapolis, Minnesota 55479-0113

    Attn: Corporate Trust Services (CMBS)
          Morgan Stanley Capital I Inc., Commercial Mortgage
          Pass-Through Certificates Series 1999-FNV1


          Re: Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
              Certificates, Series 1999-FNV1 (the "Certificates")

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by __________________ (the "Transferor") to _____________________ (the
"Transferee") of Class ____ Certificates having an initial Principal Balance or Notional Amount as of April __, 1999 (the "Closing Date") of $___________ (the "Transferred Certificates"). The Certificates, including the Transferred Certificates, were issued pursuant to the Pooling and Servicing Agreement, to be dated as of April 1, 1999 (the "Pooling and Servicing Agreement") among Morgan Stanley Capital I Inc., as depositor (the "Depositor"), AMRESCO Services, L.P., as master servicer, Banc One Mortgage Capital Markets LLC, as special servicer and Norwest Bank Minnesota, National Association, as trustee. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

                  1. The Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws.

                  2. The Transferee understands that (a) the Class of Certificates to which the Transferred Certificates belong has not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) none of the Depositor, the Trustee or the Certificate Registrar is obligated to so register or qualify the Class of Certificates to which the Transferred Certificates belong, and (c) no Transferred Certificate may be resold or transferred unless it is (i) registered pursuant to the Securities Act and registered or qualified pursuant any applicable state securities laws or (ii) sold or transferred in transactions which are exempt from such registration and qualification and the Certificate Registrar has received either: (A) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit ___ to the Pooling and Servicing Agreement and a certificate from such Certificateholder's prospective transferee substantially in the form attached either as Exhibit ___ or as Exhibit ___ to the Pooling and Servicing Agreement; or (C) an opinion of counsel satisfactory to the Trustee with respect to the availability of such exemption from registration under the Securities Act, together with copies of the written certification(s) from the

                                     D-2-8
         transferor and/or transferee setting forth the facts surrounding the transfer upon which such opinion is based.

                  3. The Transferee understands that it may not sell or otherwise transfer any Transferred Certificate except in compliance with the provisions of Section 3.3 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed.

                  4. Transferee understands that each Transferred Certificate will bear the following legends:

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

                  5. Neither the Transferee nor anyone acting on its behalf has
         (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Certificate, any interest in any Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Certificate, any interest in any Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the Securities Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate, any interest in any Certificate or any other similar security.

                  6. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the Pooling and Servicing Agreement and the Trust Fund created pursuant thereto, (d) the nature, performance and servicing of the Mortgage Loans, and (e) all related matters, that it has requested.



                                     D-2-9

                  7. The Transferee is an "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) under the Securities Act or an entity in which all of the equity owners come within such paragraphs. The Transferee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificate; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such investment and can afford a complete loss of such investment.

                                  Very truly yours,

                                  ______________________________________________
                                  (Transferee)


                                  By:___________________________________________
                                     Name_______________________________________
                                     Title:_____________________________________


















                                     D-2-10

                                  EXHIBIT D-3A

                        FORM I OF TRANSFEREE CERTIFICATE
                          FOR TRANSFERS OF INTERESTS IN
                    BOOK-ENTRY PRIVATELY OFFERED CERTIFICATES

                                     [Date]

[TRANSFEROR]

          Re: Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
              Certificates, Series 1999-FNV1 (the "Certificates")

Dear Sirs:

         This letter is delivered to you in connection with the transfer by ____________________ (the "Transferor") to __________________ (the "Transferee")
of a Certificate (the "Transferred Certificate") having an initial Principal Balance or Notional Amount as of April __, 1999 (the "Closing Date") of $____________. The Certificates were issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of April 1, 1999, among Morgan Stanley Capital I Inc., as depositor (the "Depositor"), AMRESCO Services, L.P., as master servicer, Banc One Mortgage Capital Markets LLC, as special servicer and Norwest Bank Minnesota, National Association, as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, and for the benefit of the Depositor and the Trustee, that:

                  1. The Transferee is acquiring the Transferred Certificate for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws.

                  2. The Transferee understands that (a) the Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) none of the Depositor, the Trustee or the Certificate Registrar is obligated to so register or qualify the Certificates and (c) no interest in the Certificates may be sold or transferred unless (i) such Certificates are registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (ii) such interest sold or transferred in transactions which are exempt from such registration and qualification and the Certificate Owner desiring to effect such transfer has received either (A) a certification from such Certificate Owner's prospective transferee (substantially in the form attached to the Pooling and Servicing Agreement) setting forth the facts surrounding the transfer or (B) an opinion of counsel satisfactory to the Certificate Registrar with respect to the availability of such exemption, together with copies of the certification(s) from the transferor and/or transferee setting forth the facts surrounding the transfer upon which such opinion is based.

                  3. The Transferee understands that it may not sell or otherwise transfer any portion of its interest in the Transferred Certificate except in compliance with the provisions of Section 3.3 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed.

                  4. Transferee understands that each Transferred Certificate will bear the following legends:

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE

                                     D-3-1

WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE ON BEHALF OF, AS INVESTMENT MANAGER OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

                  5. Neither the Transferee nor anyone acting on its behalf has
         (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of any Certificate under the Securities Act, would render the disposition of an Certificate a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of any Certificate pursuant thereto. The Transferee will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate.

                  6. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the Pooling and Servicing Agreement and (d) all related matters, that it has requested.

                  7. The Transferee is an institutional "accredited investor" as defined in Rule 501(a) (1), (2), (3) or (7) under the Securities Act and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

                                  Very truly yours,

                                  ______________________________________________
                                  (Transferee)


                                  By:___________________________________________
                                     Name_______________________________________
                                     Title:_____________________________________



                                     D-3-2

                                  EXHIBIT D-3B

                        FORM II OF TRANSFEREE CERTIFICATE
                          FOR TRANSFERS OF INTERESTS IN
                    BOOK-ENTRY PRIVATELY OFFERED CERTIFICATES

                                     [Date]

[TRANSFEROR]

          Re: Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
              Certificates, Series 1999-FNV1 (the "Certificates")

Dear Sirs:

         This letter is delivered to you in connection with the transfer by ____________________ (the "Transferor") to _____________________ (the
"Transferee") of a Certificate (the "Transferred Certificate") having an initial Principal Balance or Notional Amount as of April __, 1999 (the "Closing Date") of $________. The Certificates were issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of April 1, 1999, among Morgan Stanley Capital I Inc. as depositor (the "Depositor"), AMRESCO Services, L.P., as master servicer, Banc One Mortgage Capital Markets LLC, as special servicer and Norwest Bank Minnesota, National Association, as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, and for the benefit of the Depositor and the Trustee, that:

                  1. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificate for its own account or for the account of a qualified institutional buyer, and understands that such Certificate or any interest therein may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                  2. The Transferee understands that (a) the Class of Certificates to which the Transferred Certificate belongs have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) none of the Depositor, the Trustee or the Certificate Registrar is obligated so to register or qualify the Certificates and (c) no interest in the Certificates may be sold or transferred unless (i) such Certificates are registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (ii) such interest sold or transferred in transactions which are exempt from such registration and qualification and the Certificate Owner desiring to effect such transfer has received either (A) a certification from such Certificate Owner's prospective transferee (substantially in the form attached to the Pooling and Servicing Agreement) setting forth the facts surrounding the transfer or (B) an opinion of counsel satisfactory to the Certificate Registrar with respect to the availability of such exemption, together with copies of the certification(s) from the transferor and/or transferee setting forth the facts surrounding the transfer upon which such opinion is based.


                                     D-3-3

                  3. The Transferee understands that it may not sell or otherwise transfer any portion of its interest in the Transferred Certificate except in compliance with the provisions of Section 3.3 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed.

                  4. Transferee understands that each Transferred Certificate will bear the following legends:

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

                  5. The Transferee has been furnished with all information regarding (a) the Certificates and distributions thereon, (b) the nature, performance and servicing of the Mortgage Loans, (c) the Pooling and Servicing Agreement, and (d) any credit enhancement mechanism associated with the Transferred Certificate, that it has requested.

                                  Very truly yours,

                                  ______________________________________________
                                  (Transferee)


                                  By:___________________________________________
                                     Name_______________________________________
                                     Title:_____________________________________



                                     D-3-4

                                                         ANNEX 1 TO EXHIBIT D-3B
                                                         -----------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

          [For Transferees Other Than Registered Investment Companies]

         The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor"), and for the benefit of the Depositor and the Trustee, as Certificate Registrar, with respect to the commercial mortgage pass-through certificate being transferred (the "Transferred Certificate") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

                  1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificate (the "Transferee").

                  2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because (i) the Transferee owned and/or invested on a discretionary basis $__________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

         ____ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

         ____ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

         ____ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.


                                     D-3-5

         ____ Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

         ____ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

         ____ State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ____ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

         ____ Investment Adviser. The Transferee is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

         ____ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

________________________________________________________________________________

________________________________________________________________________________

                  3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

                  4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

                                     D-3-6

                  5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificate are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

         ____     ____     Will the Transferee be purchasing the Transferred
         Yes      No       Certificate only for the Transferee's own account?


                  6. If the answer to the foregoing question is "No", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

                  7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificate will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.



                                       ________________________________________
                                       Print Name of Transferee


                                       By:_____________________________________
                                       Name____________________________________
                                       Title:__________________________________



                                       Date:___________________________________

                                     D-3-7

                                                         ANNEX 2 TO EXHIBIT D-3B
                                                         -----------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

           [For Transferees That Are Registered Investment Companies]

         The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor"), and for the benefit of the Depositor and the Trustee, with respect to the commercial mortgage pass-through certificate being transferred (the "Transferred Certificate") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

                  1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificate (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

                  2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Company, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

         ____ The Transferee owned and/or invested on a discretionary basis $___________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $_________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).


                                     D-3-8

                  4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations,
         (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

                  5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

         ____     ____     Will the Transferee be purchasing the Transferred
         Yes      No       Certificate only for the Transferee's own account?

                  6. If the answer to the foregoing question is "No", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

                  7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificate will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                       ________________________________________
                                       Print Name of Transferee or Adviser


                                       By:_____________________________________
                                       Name:___________________________________
                                       Title:__________________________________

                                       IF AN ADVISER:


                                       ________________________________________
                                       Print Name of Transferee


                                       Date:___________________________________


                                     D-3-9

                                    EXHIBIT E

                 FORM OF TRANSFEROR CERTIFICATE FOR TRANSFERS OF
                           REMIC RESIDUAL CERTIFICATES

                                     [Date]

To: Norwest Bank Minnesota, National Association
    Norwest Center, Sixth and Marquette
    Minneapolis, Minnesota 55479-0113

    Attn: Corporate Trust Services (CMBS)


          Re: Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
              Certificates, Series 1999-FNV1 (the "Certificates")
              -----------------------------------------------------------------

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the transfer by ________________ (the "Transferor") to __________________ (the
"Transferee") of [Class R-I] [Class R-II] [Class R-III] Certificates evidencing a ____% Percentage Interest in such Class (the "Residual Certificates"). The Certificates, including the Residual Certificates, were issued pursuant to the Pooling and Servicing Agreement, dated as of April 1, 1999 (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc., as depositor, AMRESCO Services, L.P., as master servicer, Banc One Mortgage Capital Markets LLC, as special servicer and Norwest Bank Minnesota, National Association, as trustee. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:


                  1. No purpose of the Transferor relating to the transfer of the Residual Certificates by the Transferor to the Transferee is or will be to impede the assessment or collection of any tax.

                  2. The Transferor understands that the Transferee has delivered to you a Transfer Affidavit and Agreement in the form attached to the Pooling and Servicing Agreement as Exhibit F. The Transferor does not know or believe that any representation contained therein is false.

                  3. The Transferor has at the time of this transfer conducted a reasonable investigation of the financial condition of the Transferee as contemplated by Treasury regulation Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the Transferee has historically paid its debts as they became due and has found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due in the future. The Transferor understands that the transfer of the Residual Certificates may not be respected for United States income tax purposes (and the Transferor may continue to be liable for United States income taxes associated therewith) unless the Transferor has conducted such an investigation.

                                     Very truly yours,

                                            ___________________________________
                                            (Transferor)

                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________



                                      E-2

                                    EXHIBIT F

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT
                  FOR TRANSFERS OF REMIC RESIDUAL CERTIFICATES


STATE OF            )
                    )        ss:
COUNTY OF           )



         __________________________, being first duly sworn, deposes and says that:

         1. He/She is the ___________________________ of ___________________
(the prospective transferee (the "Transferee") of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-FNV1, Class [R-I] [R-II] [R-III], evidencing a ____% Percentage Interest in such Class (the "Residual Certificates"), a ___________________ duly organized and validly existing under the laws of _________________, on behalf of which he/she makes this affidavit. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement pursuant to which the Residual Certificates were issued (the "Pooling and Servicing Agreement").

         2. The Transferee (i) is, and as of the date of transfer will be, a "Permitted Transferee" and will endeavor to remain a "Permitted Transferee" for so long as it holds the Residual Certificates, and (ii) is acquiring the Residual Certificates for its own account or for the account of another prospective transferee from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any Person other than a "disqualified organization" or a possession of the United States. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality, all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income.)

         3. The Transferee is aware (i) of the tax that would be imposed on transfers of the Residual Certificates to "disqualified organizations" under the Code that applies to all transfers of the Residual Certificates; (ii) that such tax would be on the transferor or, if such transfer is through an agent (which Person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the Person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such Person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false; and (iv) that the Residual Certificates may be a "noneconomic residual interest" within the meaning of Treasury regulation Section 1.860E-1(c) and that the transferor of a "noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax.

         4. The Transferee is aware of the tax imposed on a "pass-through entity" holding the Residual Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

         5. The Transferee is aware that the Certificate Registrar will not register any transfer of the Residual Certificates by the Transferee unless the Transferee's transferee, or such transferee's agent, delivers to the Certificate Registrar, among other things, an affidavit and agreement in substantially the same form as this affidavit and agreement. The Transferee expressly agrees that it will not consummate any such transfer if it knows or believes that any representation contained in such affidavit and agreement is false.

         6. The Transferee consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Residual Certificate will only be owned, directly or indirectly, by a Permitted Transferee.

         7. The Transferee's taxpayer identification number is ________________.

         8. The Transferee has reviewed the provisions of Section 3.3(f) of the Pooling and Servicing Agreement, a description of which provisions is set forth in the Residual Certificates (in particular, clause (iv)(A) of Section 3.3(f) which authorizes the Trustee to deliver payments on the Residual Certificate to a Person other than the Transferee and clause (iv)(B) of Section 3.3(f) which authorizes the Trustee to negotiate a mandatory sale of the Residual Certificates, in either case, in the event that the Transferee holds such Residual Certificates in violation of Section 3.3(f)); and the Transferee expressly agrees to be bound by and to comply with such provisions.

         9. No purpose of the Transferee relating to its purchase or any sale of the Residual Certificates is or will be to impede the assessment or collection of any tax.

         10. The Transferee hereby represents to and for the benefit of the transferor that the Transferee intends to pay any taxes associated with holding the Residual Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Residual Certificates.

         11. The Transferee will, in connection with any transfer that it makes of the Residual Certificates, deliver to the Certificate Registrar a representation letter substantially in the form of Exhibit E to the Pooling and Servicing Agreement in which it will represent and warrant, among other things, that it is not transferring the Residual Certificates to impede the assessment or collection of any tax and that it has at the time of such transfer conducted a reasonable investigation of the financial condition of the proposed transferee as contemplated by Treasury regulation Section 1.860E-l(c)(4)(i) and has satisfied the requirements of such provision.

         12. The Transferee is a citizen or resident of the United States, a corporation, a partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

         IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its ____________ and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ___ day of _______________, 199_.

                                           [NAME OF TRANSFEREE]


                                           By:________________________________
                                              [Name of Officer]
                                              [Title of Officer]



____________________________
[Corporate Seal]

ATTEST:


____________________________
[Assistant] Secretary


         Personally appeared before me the above-named ____________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ___________________________ of the Transferee, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Transferee

         Subscribed and sworn before me this ___ day of _________________, 199_.



                                            ____________________________
                                            NOTARY PUBLIC


                                            COUNTY OF_______________________
                                            STATE OF________________________
                                            My Commission expires the ______
                                            day of____________, 19___.

                                   EXHIBIT G-1

                    FORM OF MONTHLY CERTIFICATEHOLDER REPORT








                            [Available from Trustee]




















                                      G-1-1

                                   EXHIBIT G-2

                     FORM OF SPECIALLY SERVICED ASSET REPORT








                        [Available from Special Servicer]
























                                      G-2-1

                                   EXHIBIT H-1

                       COMPARATIVE FINANCIAL STATUS REPORT





                        [Available from Master Servicer]



















                                      H-1-1

                                   EXHIBIT H-2

                       COMPARATIVE FINANCIAL STATUS REPORT




                        [Available from Master Servicer]




















                                      H-2-1

                                   EXHIBIT H-3

                       HISTORICAL LOAN MODIFICATION REPORT





                        [Available from Master Servicer]
















                                      H-3-1

                                   EXHIBIT H-4

                         HISTORICAL LOSS ESTIMATE REPORT





                        [Available from Master Servicer]



















                                      H-4-1

                                   EXHIBIT H-5

                                REO STATUS REPORT




                        [Available from Master Servicer]

















                                      H-5-1

                                   EXHIBIT H-6

                                   WATCH LIST



                        [Available from Master Servicer]




















                                      H-6-1

                                   EXHIBIT H-7

                          OPERATING STATEMENT ANALYSIS




                        [Available from Master Servicer]


















                                      H-7-1

                                   EXHIBIT H-8

                            NOI ADJUSTMENT WORKSHEET





                        [Available from Master Servicer]
























                                      H-8-1

                                   EXHIBIT H-9

                                  CSSA REPORTS




















                                      H-9-1

                                  EXHIBIT H-10

                                  CSSA REPORTS














                                     H-10-1

                                  EXHIBIT H-11

                                  CSSA REPORTS

         Subject to the terms of the Pooling and Servicing Agreement, the Class A-1 and A-2 Certificates will initially be issued in denominations of $25,000 initial Certificate Principal Balance and in any whole dollar denomination in excess thereof. The Class B Certificates will initially be issued in denominations of $50,000 initial Certificate Principal Balance, as applicable and in any whole dollar denomination in excess thereof. The remaining Certificates will initially be issued in denominations of $100,000 initial Certificate Principal Balance or Certificate Notional Amount and in any whole dollar denomination in excess thereof. Each Class of Certificates other than the Residual Certificates will be represented by one or more Certificates registered in the name of Cede & Co., as nominee of the DTC. No Certificate Owner will be entitled to receive a Definitive Certificate representing such interest, except under the limited circumstances described in the Pooling and Servicing Agreement. The Residual Certificates will be issued in fully registered, certificated form in minimum percentage interests of 10% and in multiples of 10% in excess thereof.





















                                     H-11-1